UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06279

Harris Associates Investment Trust
(Exact name of registrant as specified in charter)

Two North La Salle Street, Suite 500 Chicago, Illinois		60602-3790
(Address of principal executive offices)		(Zip code)

Kristi L. Rowsell		Paulita A. Pike
Harris Associates L.P.		K&L Gates LLP
Two North La Salle Street, #500		Three First National Plaza, #3100
Chicago, Illinois 60602		Chicago, Illinois 60602
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 621-0600

Date of fiscal year end:	09/30/10

Date of reporting period:	09/30/10

Item 1. Reports to Shareholders.

ANNUAL REPORT

SEPTEMBER 30, 2010

oakmark.com

Advised by Harris Associates L.P.

THE OAKMARK FUNDS

2010 Annual Report

President's Letter	1

Summary Information	2

Fund Expenses	4

Commentary on Oakmark and Oakmark Select Funds	6

Oakmark Fund

Letter from the Portfolio Managers	8

Schedule of Investments	10

Oakmark Select Fund

Letter from the Portfolio Managers	14

Schedule of Investments	16

Oakmark Equity and Income Fund

Letter from the Portfolio Managers	18

Schedule of Investments	21

Oakmark Global Fund

Letter from the Portfolio Managers	28

Global Diversification Chart	31

Schedule of Investments	32

Oakmark Global Select Fund

Letter from the Portfolio Managers	36

Global Diversification Chart	38

Schedule of Investments	39

Oakmark International Fund

Letter from the Portfolio Managers	42

Global Diversification Chart	44

Schedule of Investments	45

Oakmark International Small Cap Fund

Letter from the Portfolio Manager	51

Global Diversification Chart	53

Schedule of Investments	54

Financial Statements

Statements of Assets and Liabilities	60

Statements of Operations	62

Statements of Changes in Net Assets	64

Notes to Financial Statements	71

Financial Highlights	83

Report of Independent Registered Public Accounting Firm	91

Trustees and Officers	95

Oakmark Glossary	98

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe", "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

President's Letter

Dear Fellow Shareholders,

As we mark the close of our fiscal year, The Oakmark Funds achieved solid absolute returns, helped by September's market rally. Despite the volatile markets around the globe and sluggish economies in the developed world, we are still finding large numbers of individual companies with strong balance sheets and discounted valuations that suggest attractive returns in the future.

Strategies in the Headlines

Much has been written about the poor equity returns achieved by individual investors over the past decade, and we agree that it can be difficult to recoup wealth lost during episodes of negative returns. We can't help but wonder, though, how many people compare the disappointing results mentioned in headlines to the performance of their own investments. Similarly, we believe it is important to compare the performance of one's own investments against the strategies often recommended by the financial press.

Consider index investing, for example. When you review the returns of your Oakmark Funds over the long term, how would an indexing strategy have compared? For the last ten years, the global markets, and most index funds, have been essentially flat. The year by year results on the other hand were incredibly volatile. These conditions can play to our strengths. We are investors who seek to buy undervalued securities and hold them for the long term. We attempt to improve our positioning by taking advantage of the market's short term swings. We are proud of the solid returns we have achieved in a period marked by strong headwinds.

Similar comparisons might have prompted Morningstar to claim that "Family bragging rights go to Oakmark" in their June research report on mutual funds, which included performance data from both up and down markets1. Morningstar reviewed funds that are in their Morningstar 500, with a minimum of ten years' history, and evaluated their performance in both bull and bear markets. They measured the results in the form of a capture ratio, reflecting the performance of each fund separately during upward and downward movements of its respective benchmark index. This was an exercise amongst tough competition. They noted that 70% of the Morningstar 500 funds topped their primary and secondary benchmark indexes over the past decade. However, five Oakmark Funds delivered the desirable combination of increasing more than the index in bull markets but falling less in bear markets, exhibiting greater consistency across their respective strategies. Morningstar concludes by suggesting that while you can't take variability of performance returns out of the equation, perhaps you can smooth the ride by building a diversified portfolio and finding managers who stay true to form.

Commitment to Research

As you know, Harris Associates undertakes rigorous fundamental research to identify stocks that are priced substantially below our estimates of intrinsic business value, that have managements that act like owners, and that possess strong underlying growth characteristics. We patiently wait for the gap between stock price and our valuation to close, but don't mistake our patience for inattention. The businesses we own are continually re-evaluated versus their latest results, the other securities in our portfolios, and versus new ideas presented by our analysts. We believe our unwavering devotion to this disciplined process provides a significant edge in our mission to deliver superior long term performance for our shareholders.

Looking Forward

Macroeconomic dislocations inevitably occur, but attempting to profit from all the uncertainty is difficult. We think this furthers the case for investing in portfolios that have been constructed based on the individual merits of each security. We encourage you, our fellow shareholders, to focus less on the general dismay in the headlines and instead consider the opportunities we believe are now present in the markets. Our portfolio managers this quarter describe several examples of high quality businesses trading at discounts to our assessment of fair value. They compare the case for equities versus fixed income as an asset class and describe the compelling valuations in U.S. and international stocks today. In our view, the futures of the businesses we own look quite promising. As long term investors, we believe our patience will be rewarded.

A Brief Word on Taxes

As of September 30, 2010, we expect that none of The Oakmark Funds will distribute capital gains in 2010.

In Closing...

It gives me great pleasure to have the opportunity to write to you today. As the new Oakmark President, I look forward to serving you with the same care and diligence as my predecessors. You can be assured that our focus remains squarely on the consistent application of our value investment philosophy with the goal of achieving positive rates of return for our shareholders. We are excited about the opportunities we see in the market and believe our Funds remain attractive investments for the future.

Thank you for your continued investment in The Oakmark Funds. As always, you can reach us via email at ContactOakmark@oakmark.com.

Kristi L. Rowsell
President of Harris Associates L.P.

President of The Oakmark Funds

September 30, 2010

THE OAKMARK FUNDS

Summary Information

Performance for Period Ended September 30, 2010[2]	Oakmark Fund—Class I (OAKMX)	Oakmark Select Fund—Class I (OAKLX)	Oakmark Equity and Income Fund—Class I (OAKBX)	Oakmark Global Fund—Class I (OAKGX)
3 Months*	9.66%	9.57%	5.81%	12.28%
1 Year	11.74%	13.39%	6.52%	8.43%
Average Annual Total Return for:
3 Year	-1.85%	-3.67%	1.14%	-4.64%
5 Year	3.10%	0.94%	4.99%	4.32%
10 Year	6.16%	5.89%	8.53%	11.24%
Since inception	12.19% (8/5/91)	12.04% (11/1/96)	10.94% (11/1/95)	10.90% (8/4/99)
Top Five Equity Holdings as of September 30, 2010[3] Company and % of Total Net Assets	Tyco Electronics, Ltd. 2.3% Texas Instruments, Inc. 2.3% Best Buy Co., Inc. 2.2% Intel Corp. 2.2% Comcast Corp., Class A 2.1%	Discovery Communications Inc. Class C 10.1% Tyco Electronics, Ltd. 5.9% Liberty Media Holding Corp. - Interactive, Class A 5.7% eBay, Inc. 4.9% Best Buy Co., Inc. 4.9%	Cenovus Energy, Inc. 3.3% Nestle SA 3.2% Covidien Plc. 3.0% General Dynamics Corp. 2.8% Hospira, Inc. 2.5%	Snap-on Inc. 4.6% Oracle Corp. 4.3% Laboratory Corp. of America Holdings 4.3% Square Enix Holdings Co., Ltd. 4.1% Daiwa Securities Group Inc. 3.7%
Sector Allocation as of September 30, 2010 Sector and % of Long-Term Investments at Fair Value	Consumer Discretionary 27.7% Information Technology 25.7% Financials 13.8% Health Care 13.0% Industrials 9.3% Consumer Staples 6.6% Energy 3.9%	Consumer Discretionary 38.0% Information Technology 28.2% Financials 11.8% Health Care 8.9% Energy 8.9% Utilities 4.2%	U.S. Government
Securities 31.0%
Industrials 14.5%
Health Care 12.9%
Consumer Staples 10.3%
Energy 8.4%
Consumer
Discretionary 7.5%
Information
Technology 5.8%
Foreign Government
Securities 5.4%
Materials 2.2%
			Financials 2.0%	Information Technology 29.2% Industrials 17.0% Consumer Discretionary 16.2% Financials 14.7% Health Care 12.5% Consumer Staples 5.2% Materials 3.1% Energy 2.1%

The performance data quoted represents past performance. The above performance information for the Funds does not reflect the imposition of a 2% redemption fee on shares of all Funds, other than Oakmark Equity & Income Fund, redeemed within 90 days, in order to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, visit oakmark.com.

* Not annualized

THE OAKMARK FUNDS

Performance for Period Ended September 30, 2010[2]	Oakmark Global Select Fund—Class I (OAKWX)	Oakmark International Fund—Class I (OAKIX)	Oakmark International Small Cap Fund—Class I (OAKEX)
3 Months*	9.97%	14.41%	14.61%
1 Year	6.81%	12.67%	14.70%
Average Annual Total Return for:
3 Year	-1.12%	-1.80%	-3.42%
5 Year	N/A	5.79%	5.58%
10 Year	N/A	8.50%	12.03%
Since inception	2.96% (10/2/06)	10.64% (9/30/92)	10.84% (11/1/95)
Top Five Equity Holdings as of September 30, 2010[3] Company and % of Total Net Assets	Toyota Motor Corp. 6.2% UBS AG 5.9% Adecco SA 5.6% Societe Television Francaise 1 5.5% Compagnie Financiere Richemont SA 5.4%	Credit Suisse Group 3.3% Daiwa Securities Group Inc. 3.2% Brambles, Ltd. 2.9% Adecco SA 2.9% Toyota Motor Corp. 2.9%	Julius Baer Group, Ltd. 3.6% Square Enix Holdings Co., Ltd. 3.5% Titan Cement Co. 3.0% Atea ASA 2.9% Primary Health Care, Ltd. 2.9%
Sector Allocation as of September 30, 2010 Sector and % of Long-Term Investments at Fair Value	Consumer Discretionary 32.7% Information Technology 28.4% Financials 18.5% Industrials 5.7% Consumer Staples 5.4% Energy 5.1% Health Care 4.2%	Financials 22.9% Consumer Discretionary 22.3% Industrials 21.0% Consumer Staples 12.8% Information Technology 11.8% Health Care 4.9% Materials 4.3%	Industrials 32.2% Consumer Discretionary 18.9% Information Technology 18.9% Financials 11.2% Consumer Staples 8.4% Materials 7.1% Health Care 3.3%

As of 9/30/09, the expense ratio for Class I shares was 1.23% for Oakmark Fund, 1.19% for Oakmark Select Fund, 0.85% for Oakmark Equity and Income Fund, 1.23% for Oakmark Global Fund, 1.43% for Oakmark Global Select Fund, 1.17% for Oakmark International Fund and 1.54% for Oakmark International Small Cap Fund.

The expense ratios as of 9/30/10 are included in the Financial Highlights tables beginning on page 83 of this report.

THE OAKMARK FUNDS

FUND EXPENSES

A shareholder of each Fund incurs two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including investment advisory fees, transfer agent fees, and other fund expenses. The examples below are intended to help shareholders understand the ongoing cost (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The following table provides information about actual account values and actual fund expenses for Class I of each Fund. The table shows the expenses a Class I shareholder would have paid on a $1,000 investment in each Fund from April 1, 2010 to September 30, 2010, as well as how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. A Class I shareholder can estimate expenses incurred for the period by dividing the account value at September 30, 2010, by $1,000 and multiplying the result by the number in the Expenses Paid During Period row as shown below.

Shares of all Funds, other than Oakmark Equity and Income Fund, invested for 90 days or less may be charged a 2% redemption fee. Please consult the Funds' prospectus at oakmark.com for more information.

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$975.10	$992.60	$973.40	$980.30	$954.80	$1,021.30	$1,039.10
Expenses Paid During Period*	$5.40	$5.39	$3.96	$5.76	$6.42	$5.52	$7.05
Annualized Expense Ratio	1.09%	1.08%	0.80%	1.16%	1.31%	1.09%	1.38%

* Expenses are equal to each Fund's annualized expense ratio for Class I, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the one-half year period).

THE OAKMARK FUNDS

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses for Class I of each Fund based on actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the third line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, the total costs would have been higher.

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.60	$1,019.65	$1,021.06	$1,019.25	$1,018.50	$1,019.60	$1,018.15
Expenses Paid During Period*	$5.52	$5.47	$4.05	$5.87	$6.63	$5.52	$6.98
Annualized Expense Ratio	1.09%	1.08%	0.80%	1.16%	1.31%	1.09%	1.38%

* Expenses are equal to each Fund's annualized expense ratio for Class I, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the one-half year period).

THE OAKMARK FUNDS

OAKMARK AND OAKMARK SELECT FUNDS

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

We have often said that we believe investors spend too much of their time analyzing income statements and not enough time analyzing balance sheets and cash flow statements. And even their income statement analysis tends to be mostly at the top, trying to understand and then project changes in sales. Companies that have better than average projected sales growth tend to sell at above average valuations. Our search for businesses that are growing but that also sell at cheap prices often leads us to companies that are large producers of free cash flow. Their sales growth might be a bit below average, but when supplemented by growth coming from their cash investments, their per-share earnings growth can match that of average companies. Because so many investors focus on sales growth, these cash-generating companies are often available at attractive prices.

We believe that what has often been a stock-specific issue is today a stock market issue. Many investors are projecting slow or no growth for the economy and therefore slow or no growth for S&P 5004 sales and profits. I believe that the single most under-analyzed statistic today is the S&P 500 earnings retention ratio. That ratio computes the percentage of earnings that are being held by companies instead of being paid out in dividends. As the accompanying chart shows, through much of history, about half of earnings were paid in dividends, and about half were retained in order to invest for growth. When we use the current S&P 500 dividend and the average of next year's earnings estimates from FactSet and Bloomberg, we see a record low payout, and a corresponding record high earnings retention rate of 75%.

Time Period		Average Dividend Payout Ratio[5]	Average Earnings Retention Ratio
1930	s	90%	10%
1940	s	59%	41%
1950	s	55%	45%
1960	s	56%	44%
1970	s	46%	54%
1980	s	49%	51%
1990	s	49%	51%
2000	s	41%	59%
2011	Est.	25%	75%

The no-growth crowd believes that demand growth will be non-existent for some time, meaning that most companies who seek to drive growth by investing new capital will fail. And with interest rates so low, letting cash pile up on balance sheets will not produce meaningful earnings growth either. We believe that the economy will recover, but even if we agreed that the economy would stay sluggish indefinitely, we wouldn't agree that is sufficient to imply a negative outlook for equities.

So if it is futile for a company to invest its excess capital in plant and equipment, then what should it do? There are only five things a company can do with the cash it earns:

1)  Invest capital to grow its business

2)  Acquire businesses

3)  Build balance sheet strength

4)  Pay dividends

5)  Repurchase stock

Acquisitions are a possible use of cash, and we are already starting to see an increase. Many companies have recently made what the consultants call "add-on" or "strategic" acquisitions. These tend to be small relative to the size of the acquiring company and are designed to improve the company's competitive position. We believe that these acquisitions generally deliver returns that are below projections, but in the end will still add some value. In addition, most companies don't have enough of these acquisition opportunities to utilize all the cash they are producing.

We don't think that cash will just sit on balance sheets. Corporate balance sheets are already strong—so much so that some now call them "lazy balance sheets." In a research report this summer, Credit Suisse strategists looked at the history of borrowing by publicly traded non-financial companies. Net debt (debt less cash), as a multiple of trailing EBITDA (earnings before interest, taxes, depreciation and amortization), stood at 1.3x, compared to a 20-year average of nearly 1.7x and a 20-year low of 1.2x. Trailing EBITDA, even in the eyes of most pessimists, is now below trend levels due to the recession. If earnings recover as forecast, next year the debt ratio will easily fall beneath its 20-year low. Most managers recognize that their companies are already below optimum debt levels, and many boards are beginning to press management to either put cash to use or return it to their shareholders. (As an aside, if corporate debt returned to historically average levels with the funds used to repurchase equity, based on next year's estimates about 9% of outstanding shares could be retired.)

OAKMARK AND OAKMARK SELECT FUNDS

Paying out more in dividends is also a likely outcome. Despite record low dividend payouts, dividend yields already exceed bond yields. Bond investors are tripping all over themselves to lock up 5-year Treasury bonds that yield 1.2%. The investor who buys a $1,000 bond today will, at maturity in 2015, have grown their capital by only $63, and that's before paying taxes. The investor who puts $1,000 in the S&P 500 today, by 2015 will have collected over $100 in dividends, if dividends are unchanged. Though future dividends are uncertain, we believe the probability of them increasing far surpasses the probability of them decreasing. After a slowing of dividend increases during the recession, many companies have already increased dividend payments this year. Of the 56 holdings in the Oakmark Fund, 31 have raised their dividends in 2010. That's a trend we believe will continue, but companies likely will still have substantial excess cash to invest.

That leaves us with share repurchase, which has taken quite a few knocks lately. Some say share repurchase is an indication of failure and that no competent management should admit they have nothing better to do with capital. Some CEOs, who used share repurchase to provide a short-term boost to their share price, now look back on it as a failure. To us, share repurchase should be evaluated no differently than any other investment opportunity. Like all opportunities, repurchase makes sense when the price is right. Managements that bought back stock at high P/Es6 had the same buyer's remorse that managements had after they made overpriced acquisitions, or that built new plants to meet demand that didn't materialize. A proper evaluation of share repurchase should be made side-by-side with other investment opportunities, and the one with the best risk-adjusted return should win out. Buying back stock is simply making an acquisition of part of one's own company without having to pay a control premium. Since the number of shares outstanding decreases, per-share metrics such as earnings-per-share and business value-per-share will increase. We applaud managements that always think in terms of maximizing per-share values as opposed to simply maximizing total business value.

I think it is interesting to combine the earnings retention ratio we looked at earlier with P/E ratios, in order to compute the potential growth from share repurchases. This answers the question, "How much would EPS7 increase if all retained earnings were used to repurchase stock at the current price?"

Time Period		Average Dividend Payout Ratio[5]	Retention Ratio	Average P/E Ratio[8]	Earnings Yield (E/P)	% of Shares Repurchasable	Resulting EPS Growth
1930	s	90%	10%	16.6	6.0%	0.6%	0.6%
1940	s	59%	41%	11.0	9.1%	3.7%	3.8%
1950	s	55%	45%	12.6	7.9%	3.6%	3.7%
1960	s	56%	44%	17.6	5.7%	2.5%	2.6%
1970	s	46%	54%	12.1	8.3%	4.5%	4.7%
1980	s	49%	51%	12.1	8.3%	4.2%	4.4%
1990	s	49%	51%	20.2	5.0%	2.6%	2.7%
2000	s	41%	59%	19.2	5.2%	3.1%	3.2%
2011	Est.	25%	75%	12.5	8.0%	6.0%	6.4%

The column titled "% of Shares Repurchasable" is simply the retention ratio multiplied by the earnings yield. The final column shows the EPS increase from reducing the denominator (shares) in the EPS calculation. As you can see, potential growth from repurchase has never been higher, and it alone is even higher than most estimates we've seen for the S&P 500's long-term earnings growth. I suspect that as most companies compare repurchasing their own stock at 12-13x projected earnings, versus earning less than 1% on higher cash balances, or paying premiums to make acquisitions, share repurchase will look like the best option. Over the past year, 25 of Oakmark Fund's 56 holdings have reduced their shares outstanding. We expect even more to do so over the upcoming year.

We continue to believe that equities are attractively priced and are highly likely to dominate returns from more popular assets such as fixed income. Flows into bond funds continue to be abnormally high while equity funds experience outflows. We believe that investors have it backwards. We continue to encourage our investors and potential investors to revisit their asset allocations and make sure that they have as much invested in equities as their long-term asset allocation implies.

William C. Nygren, CFA
Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com

September 30, 2010

OAKMARK AND OAKMARK SELECT FUNDS

OAKMARK FUND

Report from Bill Nygren and Kevin Grant, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (9/30/10) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX4 (UNAUDITED)

		Average Annual Total Returns (as of 9/30/10)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (8/5/91)
Oakmark Fund (Class I)	9.66%	11.74%	3.10%	6.16%	12.19%
S&P 500	11.29%	10.16%	0.64%	-0.43%	8.00%
Dow Jones Average[9]	11.13%	14.12%	3.13%	2.51%	9.44%
Lipper Large Cap Value Index[10]	10.29%	7.57%	-0.09%	0.93%	7.65%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/09 was 1.23%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Fund increased in value by 10% for the quarter, bringing the fiscal year return to 12%. The broad market also produced good returns, with the S&P 500 up a little more in the quarter, 11%, and a little less for the year, 10%. We continue to believe that the stock market is undervalued and that most investors are underinvested in equities relative to their targets. We believe that combination is likely to prove favorable for forward returns.

Looking back at the year, our positive performance was broad-based: approximately three-quarters of our holdings contributed to positive returns. Liberty Capital was our best performer, more than doubling in price. Liberty's investment in Sirius Satellite Radio near the market bottom in 2009 has already earned high returns. The market took Liberty Capital on one of the wildest rides we've ever witnessed for a company that appeared to be consistently adding value. For most of 2008 the stock traded in the mid-teens. When the market sharply sold off in the fourth quarter of 2008, the stock plummeted to $2.33. In the past quarter, the stock price surpassed $50 and we eliminated our position. In hindsight, we should have owned more than we did, but at least we had a higher weighting on the way up than on the way down. Price volatility truly can benefit the long-term investor.

Other leading performers were Apple, up over 50%, which followed its iPhone success with a very successful iPad launch, and Black & Decker, up over 40%, which was acquired by Stanley Works. One of the reasons the portfolio return was so good is that the magnitude of our losers was much smaller than that of our winners. Only three stocks declined by more than 20% while 21 increased by more than that amount. The decliners of more than 20% were Bank of America, State Street Bank and H&R Block. We believe investors have mistakenly interpreted Block's loss of customers as a secular shift away from tax preparers, rather than a cyclical response to a weak economy, which is how we view it. State Street and Bank of America suffered from investors' fears concerning financial regulatory reform. We expect those concerns to diminish as time passes and the impact of regulation becomes more clear.

During the quarter, in addition to Liberty Capital, we eliminated positions in Yum! Brands and

OAKMARK FUND

Hewlett-Packard. Yum! achieved our price target, and Hewlett lost a CEO we wanted to be invested with. (The good news is that the Fund also owns Oracle where he now works.) We also added three new positions: Exxon Mobil, Aflac, and Northrop Grumman. A brief description of the rationale for these purchases is provided on our website. Looking back over the full fiscal year, we eliminated 9 of the 54 positions we started the year with and added 11 new positions. We say that our average holding period for a stock is about five years, so last year's turnover was right on target.

Thank you for your continuing investment.

William C. Nygren, CFA Portfolio Manager oakmx@oakmark.com	Kevin G. Grant, CFA Portfolio Manager oakmx@oakmark.com

September 30, 2010

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—September 30, 2010

Name	Shares Held	Value
Common Stocks—94.8%
Advertising—1.5%
Omnicom Group, Inc.	1,316,254	$51,965,708
Aerospace & Defense—3.3%
The Boeing Co.	900,000	59,886,000
Northrop Grumman Corp.	860,000	52,141,800
		112,027,800
Air Freight & Logistics—1.0%
FedEx Corp.	390,000	33,345,000
Asset Management & Custody Banks—3.7%
Bank of New York Mellon Corp.	2,489,630	65,054,032
State Street Corp.	1,660,000	62,515,600
		127,569,632
Broadcasting—1.7%
Discovery Communications, Inc., Class C (a)	1,500,140	57,290,347
Cable & Satellite—4.0%
Comcast Corp., Class A	4,320,000	73,483,200
DIRECTV, Class A (a)	1,499,155	62,409,823
		135,893,023
Catalog Retail—2.0%
Liberty Media Corp. - Interactive, Class A (a)	4,905,000	67,247,550
Communications Equipment—1.7%
Cisco Systems, Inc. (a)	2,650,000	58,035,000
Computer & Electronics Retail—2.2%
Best Buy Co., Inc.	1,860,000	75,943,800
Computer Hardware—3.8%
Dell, Inc. (a)	5,220,000	67,651,200
Apple, Inc. (a)	220,000	62,425,000
		130,076,200
Consumer Finance—1.9%
Capital One Financial Corp.	1,694,800	67,029,340
Data Processing & Outsourced Services—4.5%
MasterCard, Inc., Class A	240,000	53,760,000
Automatic Data Processing, Inc.	1,275,000	53,588,250
Western Union Co.	2,690,000	47,532,300
		154,880,550

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OAKMARK FUND

Schedule of Investments—September 30, 2010 cont.

Name	Shares Held	Value
Common Stocks—94.8% (cont.)
Department Stores—1.9%
Kohl's Corp. (a)	1,211,900	$63,842,892
Distillers & Vintners—1.8%
Diageo PLC (b)	896,000	61,832,960
Diversified Banks—1.6%
Wells Fargo & Co.	2,200,000	55,286,000
Drug Retail—1.9%
Walgreen Co.	1,965,000	65,827,500
Electronic Manufacturing Services—2.3%
Tyco Electronics, Ltd. (c)	2,729,500	79,755,990
Health Care Equipment—5.0%
Medtronic, Inc.	2,100,000	70,518,000
Covidien PLC (c)	1,640,000	65,911,600
Baxter International, Inc.	750,000	35,782,500
		172,212,100
Home Improvement Retail—2.0%
The Home Depot, Inc.	2,131,500	67,525,920
Housewares & Specialties—1.9%
Fortune Brands, Inc.	1,320,000	64,983,600
Hypermarkets & Super Centers—2.0%
Wal-Mart Stores, Inc.	1,270,000	67,970,400
Industrial Conglomerates—3.1%
Tyco International, Ltd. (c)	1,600,000	58,768,000
3M Co.	540,000	46,823,400
		105,591,400
Industrial Machinery—1.5%
Illinois Tool Works, Inc.	1,075,000	50,546,500
Integrated Oil & Gas—2.7%
Cenovus Energy, Inc. (c)	1,930,000	55,526,100
Exxon Mobil Corp.	600,000	37,074,000
		92,600,100
Internet Software & Services—1.9%
eBay, Inc. (a)	2,740,000	66,856,000

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OAKMARK FUND

Schedule of Investments—September 30, 2010 cont.

Name	Shares Held	Value
Common Stocks—94.8% (cont.)
Life & Health Insurance—1.2%
Aflac, Inc.	800,000	$41,368,000
Motorcycle Manufacturers—1.7%
Harley-Davidson, Inc.	2,012,000	57,221,280
Movies & Entertainment—4.5%
Viacom, Inc., Class B	1,839,745	66,580,371
Time Warner, Inc.	1,942,566	59,539,648
The Walt Disney Co.	850,000	28,143,500
		154,263,519
Oil & Gas Exploration & Production—1.0%
Encana Corp. (c)	1,140,000	34,462,200
Other Diversified Financial Services—2.9%
JPMorgan Chase & Co.	1,430,000	54,440,100
Bank of America Corp.	3,471,000	45,504,810
		99,944,910
Packaged Foods & Meats—0.5%
H.J. Heinz Co.	400,000	18,948,000
Pharmaceuticals—7.4%
Bristol-Myers Squibb Co.	2,650,000	71,841,500
GlaxoSmithKline PLC (b)	1,565,000	61,848,800
Johnson & Johnson	980,000	60,720,800
Merck & Co., Inc.	1,571,535	57,848,202
		252,259,302
Property & Casualty Insurance—1.6%
Allstate Corp.	1,800,000	56,790,000
Restaurants—1.7%
McDonald's Corp.	769,000	57,298,190
Semiconductor Equipment—1.8%
Applied Materials, Inc.	5,450,000	63,656,000
Semiconductors—4.4%
Texas Instruments, Inc.	2,850,000	77,349,000
Intel Corp.	3,850,000	74,035,500
		151,384,500
Specialized Consumer Services—1.4%
H&R Block, Inc.	3,698,600	47,896,870

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OAKMARK FUND

Schedule of Investments—September 30, 2010 cont.

Name	Shares Held/ Par Value	Value
Common Stocks—94.8% (cont.)
Systems Software—3.8%
Oracle Corp.	2,600,000	$69,810,000
Microsoft Corp.	2,450,000	60,000,500
		129,810,500
Total Common Stocks (Cost: $2,407,072,762)		$3,251,438,583
Short Term Investment—4.8%
Repurchase Agreement—4.8%
Fixed Income Clearing Corp. Repurchase Agreement, 0.18% dated 9/30/2010 due 10/1/2010, repurchase price $164,387,211, collateralized by a Federal Home Loan Mortgage Corp. Bond, with a rate of 1.875%, with a maturity of 3/8/2013, and with a fair value plus accrued interest of $106,482,675 and by a Federal National Mortgage Association Bond, with a rate of 4.000%, with a maturity of 1/28/2013, and with a fair value plus accrued interest of $61,192,800 (Cost: $164,386,389)	$164,386,389	164,386,389
Total Short Term Investment (Cost: $164,386,389)		$164,386,389
Total Investments (Cost: $2,571,459,151)—99.6%		3,415,824,972
Other Assets In Excess Of Liabilities—0.4%		12,519,421
Total Net Assets—100%		$3,428,344,393

(a)  Non income-producing security.

(b)  Represents a Sponsored American Depositary Receipt.

(c)  Represents a foreign domiciled corporation.

See accompanying Notes to Financial Statements.

OAKMARK FUND

OAKMARK SELECT FUND

Report from Bill Nygren and Henry Berghoef, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (9/30/10) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX4 (UNAUDITED)

		Average Annual Total Returns (as of 9/30/10)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/96)
Oakmark Select Fund (Class I)	9.57%	13.39%	0.94%	5.89%	12.04%
S&P 500	11.29%	10.16%	0.64%	-0.43%	5.37%
Lipper Multi-Cap Value Index[11]	10.53%	7.96%	-0.78%	2.95%	5.61%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/09 was 1.19%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Select Fund increased in value by 10% for the quarter and 13% for the fiscal year. Though our quarterly increase slightly trailed the S&P 500 gain of 11%, our fiscal-year return nicely exceeded the 10% gain for the S&P. As discussed in the Oakmark and Oakmark Select commentary, we continue to believe that the stock market is significantly undervalued, especially relative to the alternative of owning bonds, which we believe are overvalued.

For the fiscal year, our two most positive contributors were media stocks—Discovery Communications and DirecTV. Discovery continued to increase its ratings both in the U.S. and internationally. Additionally it took advantage of a strong bond market to extend its debt maturities and launch a large share repurchase plan. Further, the company progressed toward the January launch of its Oprah Winfrey Network, arguably the most anticipated cable channel launch in more than a decade. We started the fiscal year with a holding in Liberty Entertainment, the largest owner of DirecTV. DirecTV issued shares to acquire Liberty, and because we believed DirecTV was also undervalued, we held our shares. The Liberty shares increased by 15% prior to the acquisition, and the DirecTV shares advanced another 32%. DirecTV continued to increase its number of subscribers, to increase its available programming, and to use its cash to shrink the share base.

Our worst performers for the year were H&R Block and Bank of America. We wrote about Block during the year. We believe the market is incorrectly assuming that Block will continue losing customers in favor of self preparation. We believe customer counts will recover as employment recovers. Bank of America reversed some of the gains it achieved in the months before this fiscal year began. Investors are concerned about future profitability for all banks in light of increased regulation. We believe that banks, including Bank of America, may need to alter their product pricing to comply with new regulation. But we also believe that because banks provide necessary products, they will be allowed to earn reasonable returns on their investment.

During the quarter we neither eliminated nor added any new positions. Over the fiscal year we changed four stocks in the portfolio: Liberty Entertainment and Schering-Plough were both

OAKMARK SELECT FUND

acquired by strategic buyers, and we sold Viacom and Yum! Brands. We replaced them with Calpine, Cenovus, Comcast and DirecTV. Initiating four new holdings in the portfolio is consistent with our belief that our average holding period will usually be about five years.

Thank you for your continued investment.

William C. Nygren, CFA Portfolio Manager oaklx@oakmark.com	Henry R. Berghoef, CFA Portfolio Manager oaklx@oakmark.com

September 30, 2010

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OAKMARK SELECT FUND

Schedule of Investments—September 30, 2010

Name	Shares Held	Value
Common Stocks—95.4%
Broadcasting—10.1%
Discovery Communications, Inc., Class C (a)	6,373,500	$243,403,965
Cable & Satellite—8.3%
Comcast Corp., Class A	5,950,000	101,209,500
DIRECTV, Class A (a)	2,397,949	99,826,617
		201,036,117
Catalog Retail—5.7%
Liberty Media Corp. - Interactive, Class A (a)	10,000,000	137,100,000
Computer & Electronics Retail—4.9%
Best Buy Co., Inc.	2,900,000	118,407,000
Computer Hardware—3.8%
Dell, Inc. (a)	7,113,000	92,184,480
Consumer Finance—3.9%
Capital One Financial Corp.	2,410,600	95,339,230
Data Processing & Outsourced Services—3.8%
Western Union Co.	5,165,400	91,272,618
Electronic Manufacturing Services—5.9%
Tyco Electronics, Ltd. (b)	4,867,838	142,238,226
Health Care Equipment—3.9%
Medtronic, Inc.	2,800,000	94,024,000
Independent Power Producers & Energy Traders—4.0%
Calpine Corp. (a)	7,854,600	97,789,770
Integrated Oil & Gas—4.2%
Cenovus Energy, Inc. (b)	3,524,800	101,408,496
Internet Software & Services—4.9%
eBay, Inc. (a)	4,900,000	119,560,000
Movies & Entertainment—3.8%
Time Warner, Inc.	2,960,666	90,744,413
Oil & Gas Exploration & Production—4.3%
Newfield Exploration Co. (a)	1,800,000	103,392,000

OAKMARK SELECT FUND

OAKMARK SELECT FUND

Schedule of Investments—September 30, 2010 cont.

Name	Shares Held/ Par Value	Value
Common Stocks—95.4% (cont.)
Other Diversified Financial Services—7.3%
JPMorgan Chase & Co.	2,494,000	$94,946,580
Bank of America Corp.	6,195,100	81,217,761
		176,164,341
Pharmaceuticals—4.6%
Bristol-Myers Squibb Co.	4,110,200	111,427,522
Semiconductors—8.5%
Texas Instruments, Inc.	3,975,000	107,881,500
Intel Corp.	5,047,000	97,053,810
		204,935,310
Specialized Consumer Services—3.5%
H&R Block, Inc.	6,469,600	83,781,320
Total Common Stocks (Cost: $1,775,217,837)		$2,304,208,808
Short Term Investment—4.5%
Repurchase Agreement—4.5%
Fixed Income Clearing Corp. Repurchase
Agreement, 0.18% dated 9/30/2010 due 10/1/2010,
repurchase price $109,004,835, collateralized by
a Federal Home Loan Mortgage Corp. Bond, with
a rate of 1.875%, with a maturity of 3/8/2013,
and with a fair value plus accrued interest
of $5,349,825, and by a Federal National Mortgage
Association Bond, with a rate of 1.750%, with
a maturity of 5/7/2013, and with a fair value
plus accrued interest of $51,625,000, and by a
United States Treasury Note, with a rate of 1.125%, with
a maturity of 6/15/2013, and with a fair value
plus accrued interest of $54,212,400 (Cost: $109,004,290)	$109,004,290	109,004,290
Total Short Term Investment (Cost: $109,004,290)		$109,004,290
Total Investments (Cost: $1,884,222,127)—99.9%		2,413,213,098
Other Assets In Excess Of Liabilities—0.1%		2,966,307
Total Net Assets—100%		$2,416,179,405

(a)  Non income-producing security.

(b)  Represents a foreign domiciled corporation.

See accompanying Notes to Financial Statements.

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

Report from Clyde S. McGregor and Edward A. Studzinski, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (9/30/10) AS COMPARED TO THE LIPPER BALANCED FUND INDEX12 (UNAUDITED)

		Average Annual Total Returns (as of 9/30/10)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark Equity & Income Fund (Class I)	5.81%	6.52%	4.99%	8.53%	10.94%
Lipper Balanced Fund Index	8.41%	9.38%	3.05%	2.97%	6.29%
S&P 500[4]	11.29%	10.16%	0.64%	-0.43%	6.48%
Barclays Capital U.S. Govt./Credit[13]	3.28%	8.73%	6.15%	6.52%	6.36%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/09 was 0.85%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

Quarter and Fiscal Year Review

Despite sluggish economic growth, perfervid electoral politics, and the seasonal tendency for weakness, the September quarter turned in solidly positive securities market outcomes. The Equity and Income Fund earned 6%, lagging the Lipper Balanced Fund Index return of 8%. The quarter experienced record low interest rates on the U.S. two-year note, record high prices for gold (not adjusted for inflation), renewed debt default fears at both the national and the municipal level, and a surprisingly strong rally in U.S. equities in September, historically the month with the weakest returns. If it really is a curse to "live in interesting times," the summer quarter met the description!

During the past quarter, China's disproportionate impact on the world economy was clearly manifest in stock prices, as many market leaders were either Chinese concerns or U.S. companies with significant Chinese operations or sales. In the Equity and Income Fund, the second strongest contributor was Walter Energy, the metallurgical coal company. While Walter typically does not sell product to China, the Chinese steel industry is a major coal importer, and China's increasing demand for coal has supported the industry's price structure. Other important contributors included Cenovus Energy, Nestle, Apache and Scripps Networks. The largest detractors in the quarter were Martin Marietta Materials, Sara Lee and two that we sold during the quarter: Applied Materials and ConAgra.

Although the Fund's equity allocation evolved only modestly in the quarter, we made significant changes in the Fund's fixed income portfolio composition. We reduced the allocation to U.S. Treasuries by nearly half while increasing the position in inflation-indexed bonds (both U.S. and Canadian) from 3% of the portfolio to nearly 15%. We also lengthened the fixed income portfolio duration by more than one year from 2.2 to 3.5 years, although duration is less well-defined when applied to inflation-indexed bonds. We have written several times about the difficulty of fixed income investing in this time of anomalous interest rates. We elected to change our positioning from quite short term to more neutral in duration, but very oriented to inflation-indexed bonds. We continue to seek out opportunities in corporate debt but find little to our taste.

OAKMARK EQUITY AND INCOME FUND

In the fiscal year that ended on September 30, the Fund earned 7% and the Lipper Balanced Fund Index 9%. Nestle, Hospira, Varian Medical Systems, Cenovus and XTO Energy were the leading contributors for the twelve months, while Transocean, Avon, CVS Caremark, Applied Materials and EnCana detracted most from return. The annualized compound rate of return since the Fund's inception nearly 15 years ago is 11%, over which time the Lipper Balanced Fund Index return is 6%.

Transaction Activity

We initiated positions in three equities in the quarter while eliminating four holdings: Applied Materials, Avon, ConAgra and Costco. As sometimes happens, the share price of one of the new purchases, Mine Safety Appliances, moved higher and outside our buy range soon after we established a holding. This has resulted in what many would see as an irrelevant position, a rounding error if you will. While mathematically it is true that the Mine Safety holding will have difficulty affecting the portfolio return, we see no reason why this should cause us to reverse course and sell it. If you could see the Fund's portfolio managers' offices, you would realize that we both are quite capable of dealing with clutter. And, when thinking of the Fund, we do not see a tiny holding as clutter if at its purchase price the issue meets our criteria of undervaluation, intrinsic value per share growth, and owner-oriented management. In any event, Mine Safety is an old-line manufacturer now benefiting from expansion into international markets as well as increasing natural resource demand.

We also established positions in Boston Scientific and Flowserve. Boston Scientific is an example of a business that grew rapidly through acquisition until management went a deal too far. The company's total enterprise value (equity plus debt) today is less than management paid in 2006 to purchase Guidant's cardiac rhythm management division. The Guidant business accounts for merely one-third of Boston Scientific's sales, possibly implying that at the current share price an investor is not paying anything for the remaining two-thirds of the business. A key argument in our Boston Scientific investing thesis is the 2009 management change. We freely admit that Boston Scientific appears to have been inadequately managed in the past, but we believe that the current share price more than discounts prior mistakes.

Finally, we increased the Fund's exposure to the fluid handling industry by initiating a position in Flowserve. Flowserve is a worldwide leader in pumps, valves and seals with oil/gas and power generation its key markets. The company targets the higher value-added segments, and its success has resulted in high market shares in its product lines. Two-thirds of Flowserve's sales originate outside the U.S., and 43% of those sales come from emerging markets. Flowserve's worldwide infrastructure is a significant competitive advantage for providing client service. Aftermarket service is essential because a typical pump generates four times its original purchase price in parts and service expense over its useful life. We believe that expertise in natural resource management will continue to increase in importance as emerging market populations become wealthier and increase their consumption. Whether oil/gas/power (Flowserve) or water infrastructure (Fund holdings ITT, Pentair), fluid handling is likely to grow in economic significance.

The Costs of Low Interest Rates

As noted earlier in this report, we have frequently written about the difficulty of managing a portfolio with fixed income assets in a time of minimal interest rates. The economy seems to trend toward deflation (good for high quality bonds) while the economic policy makers in government vigorously endeavor to engender inflation (bad for bonds). A considerable debate has emerged as to whether the bond market itself has become "The Great American Bond Bubble," as Jeremy Siegel and Jeremy Schwartz claimed in the August 18 edition of the Wall Street Journal14, or whether such talk is absurd, as Pimco's Tony Crescenzi's claimed in his August 20th piece titled "Bond Bubble Babble."15 We agree with Crescenzi that it is hard to use the term "bubble" for an asset class that is expected at a minimum to return the original nominal value of an investment to the investor. Pundits have normally applied the term "bubble" to an asset class that destroys both real and nominal wealth. As well, a bubble is normally an investment mania where investors are trying to get rich. But we are also sympathetic to the idea that bond prices are distorted by government activity and are generally overpriced. Nevertheless, assets can stay mispriced for long periods of time, and given the monetary authorities' stated intentions, that is our best guess for the bond market.

Instead of entering the bubble debate, we will turn our attention to the costs and implications of anomalously low interest rates. Many readers know the impact on their personal cash flow from the minimal interest paid on their savings. In a sense, the government's extreme monetary

OAKMARK EQUITY AND INCOME FUND

policy, which it hopes will spur economic activity, also has the effect of transferring income from savers to the unemployed. Yet another important collateral impact is the likely misallocation of investment dollars because of the distortion in the cost of money. Morgan Stanley's Caitlin Long provided a superb discussion of this problem in a column in the August 11th Financial Times16. She quotes Friedrich Hayek's dictum that interest rates are the most important prices in the economy because they reflect the collective time preference of individuals to consume now or later. Interest rates coordinate capital allocation across the economy by signaling to businesses whether they should invest. Distortions in rates can cause "error clusters" in which many businesses miscalculate simultaneously. She notes that such errors are not only probable for capital investment decisions but also for pension fund management.

Although we agree that the current interest rate structure is probably leading to capital misallocation, we struggle even to speculate as to where the next over-investment boom might develop. We see a developed world with excess capacity in real estate, manufacturing and human resources. It is true that some emerging markets are experiencing vigorous capital investment, and Hong Kong real estate price action may be extreme. Ms. Long suggests that strength in machinery and transportation equipment could be the harbingers of a new period of over-investment. But we doubt that any of these will prove to be the next bubble. Instead, we wonder if the bigger economic distortion currently taking place is the movement of investor dollars away from equities and into fixed income products, which brings us back full circle to the bond bubble discussion.

Again, we admit that the term "bubble" is not properly applied to the bond market unless one chooses to forecast a cascade of defaults. But first consider how we think one should evaluate a prospective equity investment and then compare bonds under this structure. When we evaluate a potential equity investment, we ask ourselves "Would we be willing to own the entire company at its current price if we were never able to sell it again?" To answer "yes," one must have confidence that the company's economic output will justify the investment over the long term. To do the same with an average bond today is quite difficult, yet fund flows indicate that many investors are reaching that conclusion.

So, while not a bubble per se, the shift in investor preference to bonds is unlikely to be rewarding to investors over the long run unless the U.S. economy becomes definitively deflationary. And, given the possibilities for either sovereign debt downgrades or accelerating inflation, bond-buyers may be setting themselves up for more volatility than they anticipate. Early in the last century, Paul Tillich wrote that the challenge for modern people is to learn to live with ambiguity. Perhaps we can rephrase this to state that the challenge for investors in 2010 is to accept and embrace volatility. Of course, one of our goals for the Equity and Income Fund is to produce return streams that are relatively steady and sufficient to meet the Fund's shareholders' economic needs. We have not always succeeded in this effort, but we believe that a flexible value-based balanced fund offers the best possibility for meeting this goal.

We remain humbled and grateful for the trust that our many shareholders give to us. We thank you and invite your questions and comments.

Clyde S. McGregor, CFA Portfolio Manager oakbx@oakmark.com	Edward A. Studzinski, CFA Portfolio Manager oakbx@oakmark.com

September 30, 2010

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—September 30, 2010

Name	Shares Held	Value
Common Stocks—59.8%
Aerospace & Defense—10.6%
General Dynamics Corp.	8,000,000	$502,480,000
Rockwell Collins, Inc.	6,279,000	365,751,750
ITT Corp.	7,500,000	351,225,000
L-3 Communications Holdings, Inc.	4,753,750	343,553,512
Goodrich Corp.	4,293,700	316,574,501
Teledyne Technologies, Inc. (a)	1,169,085	46,552,965
		1,926,137,728
Apparel Retail—1.6%
The TJX Cos., Inc.	6,000,000	267,780,000
Foot Locker, Inc.	1,000,000	14,530,000
		282,310,000
Application Software—0.2%
Mentor Graphics Corp. (a)	3,823,749	40,417,027
Broadcasting—1.8%
Scripps Networks Interactive, Inc., Class A	7,000,000	333,060,000
Communications Equipment—1.0%
Cisco Systems, Inc. (a)	8,000,000	175,200,000
Computer Hardware—0.2%
Diebold, Inc.	1,325,000	41,194,250
Construction Materials—0.7%
Martin Marietta Materials, Inc.	1,593,958	122,686,947
Data Processing & Outsourced Services—0.9%
Broadridge Financial Solutions, Inc. (b)	6,750,000	154,372,500
Distillers & Vintners—2.3%
Diageo PLC (c)	6,000,000	414,060,000
Diversified Metals & Mining—1.3%
Walter Energy, Inc. (b)	3,000,000	243,870,000
Drug Retail—1.0%
CVS Caremark Corp.	6,000,000	188,820,000
Electrical Components & Equipment—1.2%
Rockwell Automation Inc.	3,609,600	222,820,608

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—September 30, 2010 cont.

Name	Shares Held	Value
Common Stocks—59.8% (cont.)
Electronic Manufacturing Services—0.6%
Tyco Electronics, Ltd. (d)	4,000,000	$116,880,000
Health Care Distributors—0.0%
PharMerica Corp. (a)	690,030	6,575,986
Health Care Equipment—9.0%
Covidien PLC (d)	13,688,600	550,144,834
Hospira, Inc. (a)	8,000,000	456,080,000
Varian Medical Systems, Inc. (a)	5,700,000	344,850,000
Boston Scientific Corp. (a)	18,000,000	110,340,000
Steris Corp.	2,873,300	95,451,026
Kinetic Concepts, Inc. (a)	2,500,000	91,450,000
		1,648,315,860
Health Care Services—2.6%
Laboratory Corp. of America Holdings (a)	4,935,000	387,052,050
Omnicare, Inc.	3,400,000	81,192,000
		468,244,050
Home Furnishings—0.9%
Mohawk Industries, Inc. (a)	2,454,000	130,798,200
Leggett & Platt, Inc.	1,327,656	30,217,451
		161,015,651
Home Improvement Retail—2.0%
The Home Depot, Inc.	11,500,000	364,320,000
Industrial Machinery—1.4%
Pentair, Inc.	4,200,000	141,246,000
Flowserve Corp.	1,100,000	120,362,000
		261,608,000
Integrated Oil & Gas—3.3%
Cenovus Energy, Inc. (d)	21,100,000	607,047,000
Life Sciences Tools & Services—0.4%
PerkinElmer, Inc.	3,500,000	80,990,000
Marine—0.4%
Kirby Corp. (a) (b)	2,000,000	80,120,000
Mortgage REITs—0.1%
Walter Investment Management Corp. (b)	1,035,000	18,102,150
Office Services & Supplies—0.1%
Mine Safety Appliances Co.	300,000	8,130,000

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—September 30, 2010 cont.

Name	Shares Held/ Par Value	Value
Common Stocks—59.8% (cont.)
Oil & Gas Drilling—0.2%
Patterson-UTI Energy, Inc.	2,600,000	$44,408,000
Oil & Gas Exploration & Production—4.4%
Apache Corp.	4,000,000	391,040,000
Concho Resources, Inc. (a)	4,000,000	264,680,000
Encana Corp. (d)	5,000,000	151,150,000
		806,870,000
Packaged Foods & Meats—6.5%
Nestle SA (c) (e)	10,905,500	580,979,607
Sara Lee Corp.	22,500,000	302,175,000
Unilever PLC (c)	10,100,000	293,910,000
		1,177,064,607
Reinsurance—1.7%
PartnerRe, Ltd. (b) (d)	3,900,000	312,702,000
Specialized Consumer Services—0.3%
Weight Watchers International, Inc.	1,780,000	55,518,200
Specialty Stores—0.6%
Tractor Supply Co.	2,734,600	108,454,236
Systems Software—2.5%
Microsoft Corp.	18,500,000	453,065,000
Total Common Stocks (Cost: $8,896,062,967)		$10,924,379,800
Fixed Income—34.9%
Asset Backed Securities—0.1%
Airlines—0.1%
Delta Air Lines Series 2001-1 Class A-2 Pass Through Trust, 7.111%, due 3/18/2013	$14,160,000	$14,797,200
Convertible Debt—0.1%
Health Care Equipment—0.1%
Medtronic, Inc., 1.50%, due 4/15/2011	25,000,000	25,031,250
Corporate Bonds—0.3%
Paper Packaging—0.1%
Sealed Air Corp., 144A, 5.625%, due 7/15/2013 (f)	18,740,000	20,002,664

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—September 30, 2010 cont.

Name	Par Value		Value
Fixed Income—34.9% (cont.)
Property & Casualty Insurance—0.1%
Fund American Cos., Inc., 5.875%, due 5/15/2013		$10,000,000	$10,503,600
Semiconductor Equipment—0.1%
ASML Holding NV, 5.75%, due 6/13/2017	EUR	9,660,000	13,878,939
Total Corporate Bonds (Cost: $35,787,460)			$44,385,203
Government and Agency Securities—34.4%
Australian Government Bonds—0.3%
Australia Government Bond, 5.75%, due 4/15/2012	AUD	50,000,000	$49,021,948
Canadian Government Bonds—4.8%
Canadian Government Bond, 4.00%, due 6/1/2016	CAD	97,735,000	104,422,282
Canadian Government Bond, 3.00%, due 6/1/2014	CAD	98,870,000	100,428,627
Canadian Government Bond, 3.50%, due 6/1/2013	CAD	96,600,000	98,755,638
Canadian Government Bond, 2.00%, due 9/1/2012	CAD	100,000,000	98,338,031
Canadian Government Bond, 1.50%, due 3/1/2012	CAD	100,000,000	97,440,957
Canadian Government Bond, 1.25%, due 12/1/2011	CAD	100,000,000	97,145,495
Canadian Government Bond, 1.00%, due 9/1/2011	CAD	100,000,000	96,958,888
Canadian Government Bond, 1.25%, due 6/1/2011	CAD	98,870,000	96,128,469
Canadian Government Bond, 2.50%, due 6/1/2015	CAD	50,000,000	49,864,904
Canadian Government Bond, 4.25%, due 12/1/2021	CAD	35,142,000	46,349,596
			885,832,887
U.S. Government Agencies—2.4%
Federal Farm Credit Bank, 0.146%, due 2/22/2012 (g)		$93,700,000	93,555,327
Federal Farm Credit Bank, 3.875%, due 11/13/2012		38,645,000	41,259,102
Tennessee Valley Authority, 5.50%, due 7/18/2017		30,000,000	36,151,440
Federal Home Loan Mortgage Corp., 0.75%, due 3/28/2013 (h)		23,500,000	23,518,307
Federal Home Loan Bank, 1.00%, due 3/15/2013 (h)		20,000,000	20,040,440
Federal National Mortgage Association, 1.00%, due 3/15/2013 (h)		20,000,000	20,027,940
Federal Home Loan Bank, 1.30%, due 1/25/2013 (h)		20,000,000	20,025,520
Federal National Mortgage Association, 1.00%, due 2/11/2013 (h)		18,500,000	18,529,434
Federal Home Loan Bank, 1.25%, due 3/30/2015 (h)		12,200,000	12,302,931
Tennessee Valley Authority, 4.375%, due 6/15/2015		9,660,000	10,892,210
Federal Farm Credit Bank, 3.85%, due 2/11/2015		9,415,000	10,378,173
Federal National Mortgage Association, 1.25%, due 8/10/2015 (h)		9,500,000	9,529,270
Federal National Mortgage Association, 1.00%, due 9/18/2012 (h)		9,500,000	9,518,563

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OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—September 30, 2010 cont.

Name	Par Value	Value
Fixed Income—34.9% (cont.)
U.S. Government Agencies—2.4% (cont.)
Federal Home Loan Mortgage Corp., 0.75%, due 7/29/2013 (h)	$9,500,000	$9,494,300
Federal National Mortgage Association, 0.65%, due 8/16/2013 (h)	9,500,000	9,493,816
Federal Farm Credit Bank, 5.28%, due 8/16/2013	7,245,000	8,158,319
Federal Farm Credit Bank, 5.20%, due 11/28/2016	5,650,000	6,699,555
Federal Home Loan Bank, 2.00%, due 12/24/2014 (h)	5,500,000	5,634,893
Federal Farm Credit Bank, 4.875%, due 12/16/2015	4,710,000	5,452,418
Federal National Mortgage Association, 1.50%, due 1/12/2015 (h)	5,000,000	5,014,630
Federal National Mortgage Association, 1.00%, due 8/25/2014 (h)	5,000,000	5,008,420
Federal National Mortgage Association, 1.00%, due 8/25/2015 (h)	5,000,000	5,003,835
Federal Home Loan Mortgage Corp., 1.25%, due 3/16/2015 (h)	4,800,000	4,820,549
Federal National Mortgage Association, 1.125%, due 12/30/2014 (h)	4,750,000	4,786,119
Federal Home Loan Bank, 2.00%, due 9/16/2015 (h)	4,700,000	4,780,370
Federal National Mortgage Association, 2.00%, due 3/30/2016 (h)	4,700,000	4,760,795
Federal Home Loan Mortgage Corp., 1.00%, due 3/15/2013 (h)	4,750,000	4,759,443
Federal National Mortgage Association, 1.00%, due 3/15/2013 (h)	4,750,000	4,753,396
Federal National Mortgage Association, 1.00%, due 9/30/2013 (h)	4,700,000	4,742,577
Federal Home Loan Bank, 1.375%, due 9/16/2013 (h)	4,700,000	4,740,439
Federal National Mortgage Association, 2.00%, due 3/26/2015 (h)	4,600,000	4,719,706
Federal National Mortgage Association, 1.25%, due 2/25/2015 (h)	4,650,000	4,664,173
Federal National Mortgage Association, 1.25%, due 8/6/2015 (h)	4,500,000	4,531,928
Federal National Mortgage Association, 1.25%, due 12/30/2014 (h)	4,500,000	4,526,775
		442,275,113
U.S. Government Bonds—4.2%
United States Treasury Bond, 2.375%, due 1/15/2027 , Inflation Indexed	405,393,750	467,944,790
United States Treasury Bond, 2.50%, due 1/15/2029 , Inflation Indexed	253,855,000	299,469,697
		767,414,487

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—September 30, 2010 cont.

Name	Par Value		Value
Fixed Income—34.9% (cont.)
U.S. Government Notes—22.7%
United States Treasury Note, 3.50%, due 1/15/2011 , Inflation Indexed		$626,300,000	$631,926,679
United States Treasury Note, 1.375%, due 7/15/2018 , Inflation Indexed		505,495,000	540,721,935
United States Treasury Note, 2.75%, due 2/15/2019		500,000,000	518,711,000
United States Treasury Note, 1.25%, due 7/15/2020 , Inflation Indexed		499,825,000	524,464,873
United States Treasury Note, 2.875%, due 1/31/2013		483,005,000	510,324,729
United States Treasury Note, 1.125%, due 6/15/2013		500,000,000	507,110,000
United States Treasury Note, 2.625%, due 8/15/2020		250,000,000	252,343,750
United States Treasury Note, 0.375%, due 8/31/2012		250,000,000	249,814,500
United States Treasury Note, 2.125%, due 1/15/2019 , Inflation Indexed		126,927,500	142,892,568
United States Treasury Note, 2.625%, due 7/31/2014		125,000,000	133,066,375
United States Treasury Note, 3.125%, due 5/15/2019		125,000,000	132,822,250
			4,144,198,659
Total Government and Agency Securities (Cost: $6,095,688,850)			$6,288,743,094
Total Fixed Income (Cost: $6,171,439,508)			$6,372,956,747
Short Term Investments—5.6%
Canadian Treasury Bills—2.1%
Canadian Treasury Bills, 0.46% - 1.31%, due 10/28/2010 - 9/1/2011 (i) (Cost: $384,617,750)	CAD	400,000,000	$386,946,739
Commercial Paper—1.7%
BP Capital Markets PLC 144A, 0.39% - 0.59%, due 10/25/2010 - 11/26/2010 (f) (i)		$50,000,000	49,973,162
Medtronic, Inc. 144A, 0.18% - 0.20%, due 10/7/2010 - 10/12/2010 (f) (i)		33,600,000	33,598,617
Procter & Gamble International Funding, 144A, 0.19%, due 10/7/2010 - 10/28/2010 (f) (i)		100,000,000	99,988,389
Shell International Finance BV 144A, 0.19%, due 10/25/2010 (f) (i)		30,000,000	29,994,933
Wal-Mart Stores, Inc. 144A, 0.21%, due 10/26/2010 (f) (i)		29,035,000	29,030,766
Wellpoint, Inc. 144A, 0.30% - 0.36%, due 10/4/2010 - 12/21/2010 (f) (i)		60,000,000	59,982,526
Total Commercial Paper (Cost: $302,572,887)			$302,568,393

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—September 30, 2010 cont.

Name	Par Value	Value
Short Term Investments—5.6% (cont.)
Repurchase Agreement—1.8%
Fixed Income Clearing Corp. Repurchase Agreement,
0.18% dated 9/30/2010 due 10/1/2010, repurchase
price $332,674,854, collateralized by Federal Home Loan
Bank Bonds, with rates from 1.625% - 4.625%, with
maturities from 10/10/2012 - 11/21/2012, and with
an aggregate fair value plus accrued interest
of $225,763,725, and by a Federal National Mortgage
Association Bond, with a rate of 1.000%, with a maturity
of 11/19/2012, and with a fair value plus accrued
interest of $105,262,500, and by an United States
Treasury Note, with a rate of 1.375%, with a maturity
of 5/15/2012, and with a fair value plus accrued
interest of $8,302,763 (Cost: $332,673,191)	$332,673,191	$332,673,191
Total Short Term Investments (Cost: $1,019,863,828)		$1,022,188,323
Total Investments (Cost: $16,087,366,303)—100.3%		18,319,524,870
Foreign Currencies (Cost: $24,370,035)—0.1%		24,297,794
Liabilities In Excess Of Other Assets—(0.4)%		(79,951,788)
Total Net Assets—100%		$18,263,870,876

(a)  Non income-producing security.

(b)  See Note 5 in the Notes to the Financial Statements regarding investments in affiliated issuers.

(c)  Represents a Sponsored American Depositary Receipt.

(d)  Represents a foreign domiciled corporation.

(e)  Fair value is determined in good faith in accordance with procedures established by the Board of Trustees.

(f)  See Note 1 in the Notes to Financial Statements regarding restricted securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, normally to qualified institutional buyers.

(g)  Floating Rate Note. Rate shown is as of September 30, 2010.

(h)  Step-Coupon.

(i)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

Key to abbreviations:

AUD: Australian Dollar

CAD: Canadian Dollar

EUR: Euro

See accompanying Notes to Financial Statements.

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

Report from Clyde S. McGregor and Robert A. Taylor, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (9/30/10) AS COMPARED TO THE MSCI WORLD INDEX17 (UNAUDITED)

		Average Annual Total Returns (as of 9/30/10)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (8/4/99)
Oakmark Global Fund (Class I)	12.28%	8.43%	4.32%	11.24%	10.90%
MSCI World	13.78%	6.76%	1.30%	0.79%	1.41%
Lipper Global Fund Index[18]	13.95%	8.57%	2.49%	1.75%	3.18%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/09 was 1.23%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

Quarter Review

In contrast to the rather glum June quarter, the September quarter proved enjoyable to investors in most corners of the world. In particular, September, often a difficult month for equities, generated surprisingly positive returns as fears of a double-dip recession diminished. For the Oakmark Global Fund, the quarter produced a 12% return, somewhat behind the 14% outcome for the MSCI World Index. The Lipper Global Fund Index also gained 14%. The quarter's sizable increase pushed the Fund back into the black for the calendar nine months. That return was 5%, which contrasts to 3% for the MSCI World Index and 4% for the Lipper Global Fund Index. Finally, for the Fund's fiscal year ending September 30, the returns were 8% for the Fund, 7% for the MSCI World Index and 9% for the Lipper Global Fund Index. As always, we are most pleased to report the Fund's 11% compound annualized rate of return since inception.

The Fund's investments in three European countries (Sweden, Italy and Spain) each generated total returns greater than 20% in the quarter, and our Switzerland holdings came very close. No country showed a negative return to the Fund, though the Ireland return was minimal. Even though the Fund's most heavily-weighted countries, the U.S. and Japan, participated in the advance, they could not keep up with the Fund's European holdings. The Euro's strength versus the dollar produced much of the performance differential, and the Swedish kronor made an even stronger contribution.

The Fund's top individual contributors to return in the quarter were sequentially Oracle (U.S.), Julius Baer Group (Switzerland), Square Enix (Japan), Richemont (Switzerland) and Genzyme (U.S.). Database software company Oracle shares rose because the company reported a positive earnings surprise and announced the hire of a new co-President, Mark Hurd. Julius Baer shares have been part of the Fund portfolio for nearly five years, and the quarterly share price movements often have placed the name on the top or bottom contributor list. Baer's private banking unit is sensitive to conditions in the securities markets, but the business overall is much less volatile than the stock price suggests. We are encouraged that in the most recent quarter, management announced significant increases in the

OAKMARK GLOBAL FUND

company's private banking customer base. Japan's Square Enix, the entertainment software company, announced a partnership agreement with Shanda, a Chinese on-line software company. Enix's stock price rose on that news as Shanda gives Enix access to a large, fast-growing on-line market. Richemont has been a strong performer since our purchase fourteen months ago, as its luxury markets have recovered from the recession. Early in the quarter, Paris-based Sanofi-Aventis indicated its interest in acquiring new Fund holding Genzyme (U.S.). Doubtless, we were lucky with our Genzyme purchase. Nevertheless, as value investors, we should be positioning the Fund to experience the occasional fortuitous outcome. In fact, as our investors, you should question our application of our value philosophy if acquisition activity never benefits the portfolio. Of course, the Genzyme/Sanofi situation is currently in flux, and it is quite possible that the jump in the Genzyme share price could evaporate. As you might imagine, we are carefully following this situation.

Of the quarter's detractors, four are domiciled in the U.S. and one in Japan. Daiwa (Japan) produced the biggest loss due to the Japanese equity market's continued erosion. Live Nation, the concert promoter and venue manager, suffered a difficult summer concert season because several important acts canceled their tours. Sara Lee's share price eroded modestly as investors questioned the viability of management's restructuring plan. Applied Materials and Intel shares declined in alignment with the downtrend in the technology sector.

For the fiscal year ended September 30, Richemont was the leading contributor, followed by Snap-on (U.S.), Oracle (U.S.), ASSA ABLOY (Sweden) and Union Pacific (U.S.). Detractors included two stocks that have been sold, Transocean (Switzerland) and Bank of Ireland, along with Daiwa, Credit Suisse and Toyota Motor. As we come to the end of a successful, if volatile, fiscal year, we wish to thank the many Harris Associates' investment team members who have contributed to this outcome. And, as always, we thank you, our shareholders, for your support and encouragement over these many years.

Portfolio Activity

Trading activity in the quarter was fairly typical for the Fund: three new acquisitions and two eliminations. We maintained the U.S./International balance, meaning that the Fund is somewhat "underweighted" in its U.S. position versus the global indices. As we have noted many times, this factor does not drive our thinking because we are simply trying to develop a portfolio of dominant investments regardless of their domicile (albeit within the prospectus limits).

We initiated a position in Hirose, a niche Japanese manufacturer of connectors, which are devices used for joining electrical circuits together. These can be as simple as the metal ends that you plug into mobile phones to charge them, to custom devices that link components to semiconductors. Tyco Electronics, another Fund holding, is the largest company in this industry. Unlike Tyco, however, most Hirose products are custom. In addition, the company's production is 80% outsourced. These points, along with a solid management team, mean that Hirose earns very high profits and generates strong cash flow. Although the recession impaired the company's business, management nevertheless was able to earn some of the highest margins in the industry while increasing market share. Capital allocation is also a management strength in our opinion. Management started repurchasing shares in 2002 and has been increasingly returning cash to shareholders over time. Over the past three years they have returned over 40% of the company's enterprise value and over 90% of free cash flow to shareholders, and we expect these trends to continue.

Australia-domiciled Incitec dominates its continent's fertilizer business with over a 60% domestic market share in manufacturing and distribution. While fertilizer is a commodity business, Incitec is the low-cost producer and is vertically integrated from raw materials (its mine has a 50 year reserve life) to manufacturing to distribution. This business earns robust cash flows and has decent secular growth as farmers are always looking to maximize crop yields. Incitec also manufactures explosives, a business which has improved meaningfully due to high regulation as a result of terrorist attacks in the 1990s/early 2000s. Strict regulation has increased barriers to entry and caused this fragmented industry to consolidate in order to earn better returns. As such, pricing and profit margins have improved dramatically. Growth is linked to mining and construction, both of which we believe should improve from low levels. The management team has made very good acquisitions in the past and is focused on improving profitability.

The third new addition to the portfolio was Mastercard (U.S.). Mastercard is a classic value investment: high cash generative business model, limited competition with high barriers to competitive entry, and a depressed share price because of investor fears of regulatory change. Most

OAKMARK GLOBAL FUND

commercial transactions worldwide are still accomplished via paper, but the inexorable trend is to electronic payment forms, and we believe Mastercard should be a significant beneficiary of this trend. Mastercard's global payments network has tremendous scale advantages since marginal cost to incremental transactions on the network is virtually zero.

We eliminated the Fund's FEMSA (Mexico) and ITT (U.S.) holdings.

Finally, we continue to believe that the U.S. dollar is undervalued relative to many other currencies. Accordingly, we have in place currency hedge positions which are designed to reduce the Fund's vulnerability to volatility in the currency markets. In particular, we have hedged approximately 43% of the Fund's exposure to the Swiss franc and 45% to the Japanese yen, and 19% of the Fund's Australian dollar exposure.

Clyde S. McGregor, CFA Portfolio Manager oakgx@oakmark.com	Robert A. Taylor, CFA Portfolio Manager oakgx@oakmark.com

September 30, 2010

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Global Diversification—September 30, 2010 (Unaudited)

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—September 30, 2010

Name	Description	Shares Held	Value
Common Stocks—97.2%
Apparel, Accessories & Luxury Goods—3.9%
Bulgari SpA (Italy)	Jewelry Manufacturer & Retailer	4,772,493	$43,200,521
Cie Financiere Richemont SA (Switzerland)	Manufacturer & Retailer of Luxury Goods	783,400	37,717,045
			80,917,566
Application Software—2.4%
SAP AG (Germany)	Develops Business Software	1,020,100	50,459,795
Asset Management & Custody Banks—3.4%
Julius Baer Group, Ltd. (Switzerland)	Asset Management	1,944,800	70,793,768
Automobile Manufacturers—4.4%
Toyota Motor Corp. (Japan)	Automobile Manufacturer	1,748,000	62,775,563
Daimler AG Registered (Germany) (a)	Automobile Manufacturer	459,500	29,103,172
			91,878,735
Biotechnology—2.2%
Genzyme Corp. (United States) (a)	Develops Medical Products	650,200	46,027,658
Broadcasting—5.5%
Discovery Communications, Inc., Class C (United States) (a)	Media Management & Network Services	1,550,150	59,200,229
Societe Television Francaise 1 (France)	Broadcasting & Cable TV	3,544,100	55,175,678
			114,375,907
Building Products—2.1%
Assa Abloy AB, Class B (Sweden)	Develops, Designs & Manufactures Security Locks	1,754,200	44,243,103
Data Processing & Outsourced Services—1.6%
MasterCard, Inc., Class A (United States)	Transaction Processing Services	150,800	33,779,200
Distillers & Vintners—2.6%
Diageo PLC (United Kingdom)	Beverages, Wines & Spirits Manufacturer	3,177,600	54,708,922

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—September 30, 2010 cont.

Name	Description	Shares Held	Value
Common Stocks—97.2% (cont.)
Diversified Banks—1.4%
Banco Santander SA
(Spain)	Retail, Commercial & Private
	Banking & Asset Management
	Services	2,257,100	$28,668,337
Diversified Capital Markets—5.8%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	1,568,200	67,027,324
UBS AG (Switzerland) (a)	Wealth Management & Investment Banking	3,180,020	53,979,274
			121,006,598
Electronic Components—2.3%
OMRON Corp. (Japan)	Component, Equipment & System Manufacturer	1,103,300	25,058,179
Hirose Electric Co., Ltd. (Japan)	Develops & Sells Electronic Equipment	230,500	23,221,191
			48,279,370
Electronic Manufacturing Services—1.0%
Tyco Electronics, Ltd. (Switzerland)	Manufactures Electronic Components	720,000	21,038,400
Fertilizers & Agricultural Chemicals—1.2%
Incitec Pivot, Ltd. (Australia)	Fertilizer Manufacturer & Supplier	7,260,700	25,193,999
Health Care Equipment—2.4%
Covidien PLC (Ireland)	Health Care Equipment & Supplies	1,246,400	50,092,816
Health Care Services—7.5%
Laboratory Corp. of America Holdings (United States) (a)	Medical Laboratory & Testing Services	1,137,900	89,245,497
Primary Health Care, Ltd. (Australia)	Health Care Service Provider	19,937,000	67,830,753
			157,076,250
Home Entertainment Software—4.2%
Square Enix Holdings Co., Ltd. (Japan)	Develops & Sells Entertainment Software for Video Game Consoles	3,855,000	86,400,395

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—September 30, 2010 cont.

Name	Description	Shares Held	Value
Common Stocks—97.2% (cont.)
Human Resource & Employment Services—2.7%
Adecco SA (Switzerland)	Temporary Employment Services	1,058,900	$55,334,570
Industrial Conglomerates—2.4%
Rheinmetall AG (Germany)	Automotive Pump Manufacturer	742,700	49,105,571
Industrial Machinery—4.6%
Snap-On, Inc. (United States)	Tool & Equipment Manufacturer	2,064,300	96,010,593
Investment Banking & Brokerage—3.7%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	19,038,000	76,854,408
Movies & Entertainment—2.0%
Live Nation Entertainment, Inc. (United States) (a)	Live Events Producer, Operator, & Promoter	4,132,100	40,825,148
Office Electronics—4.9%
Canon, Inc. (Japan)	Computers & Information	1,327,900	61,957,002
Neopost SA (France)	Mailroom Equipment Supplier	541,987	40,334,583
			102,291,585
Oil & Gas Exploration & Production—2.0%
Apache Corp. (United States)	Oil & Natural Gas Exploration & Production	426,800	41,723,968
Packaged Foods & Meats—2.5%
Sara Lee Corp. (United States)	Manufactures & Markets Brand Name Products for Consumers Worldwide	3,814,900	51,234,107
Railroads—2.4%
Union Pacific Corp. (United States)	Rail Transportation Provider	607,100	49,660,780
Research & Consulting Services—2.4%
Equifax, Inc. (United States)	Information Management, Transaction Processing, Direct Marketing & Customer Relationship Management	1,220,100	38,067,120
Meitec Corp. (Japan) (a)	Software Engineering Services	664,000	12,336,656
			50,403,776

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—September 30, 2010 cont.

Name	Description	Shares Held/ Par Value	Value
Common Stocks—97.2% (cont.)
Semiconductor Equipment—2.0%
Applied Materials, Inc.
(United States)	Develops, Manufactures,
	Markets & Services Semiconductor
	Wafer Fabrication Equipment	3,575,500	$41,761,840
Semiconductors—5.6%
Intel Corp. (United States)	Computer Component Manufacturer & Designer	3,023,300	58,138,059
ROHM Co., Ltd. (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	939,600	57,965,261
			116,103,320
Specialty Chemicals—1.8%
International Flavors & Fragrances, Inc. (United States)	Manufactures Flavors & Fragrance Products	772,000	37,457,440
Systems Software—4.3%
Oracle Corp. (United States)	Software Services	3,339,400	89,662,890
Total Common Stocks (Cost: $1,768,075,207)			$2,023,370,815
Short Term Investment—2.9%
Repurchase Agreement—2.9%
Fixed Income Clearing Corp. Repurchase Agreement, 0.18% dated 9/30/2010 due 10/1/2010, repurchase price $61,131,449, collateralized by a Federal Home Loan Bank Bond, with a rate of 1.625%, with a maturity of 11/21/2012, and with a fair value plus accrued interest of $42,548,775, and by a Federal National Mortgage Association Bond, with a rate of 4.000%, with a maturity of 1/28/2013, and with a fair value plus accrued interest of $19,807,200 (Cost: $61,131,143)		$61,131,143	61,131,143
Total Short Term Investment (Cost: $61,131,143)			$61,131,143
Total Investments (Cost: $1,829,206,350)—100.1%			2,084,501,958
Liabilities In Excess of Other Assets—(0.1)%			(2,177,546)
Total Net Assets—100%			$2,082,324,412

(a)  Non income-producing security.

See accompanying Notes to Financial Statements.

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

Report from Bill Nygren and David Herro, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL SELECT FUND FROM ITS INCEPTION (10/2/06) TO PRESENT (9/30/10) AS COMPARED TO THE MSCI WORLD INDEX17 (UNAUDITED)

	Total Returns (as of 9/30/10)
(Unaudited)	Last 3 Months*	1-year	Average Annual Total Return Since Inception (10/2/06)
Oakmark Global Select Fund (Class I)	9.97%	6.81%	2.96%
MSCI World	13.78%	6.76%	-1.73%
Lipper Global Fund Index[18]	13.95%	8.57%	-0.29%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/09 was 1.43%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Global Select Fund returned 7% for the year ended September 30, 2010, just over the MSCI World Index's return. Year to date and quarter to date, the Fund has returned 2% and 10%, respectively, underperforming the MSCI World Index, which returned 3% and 14%, respectively. More importantly, the Fund has returned an average of 3% per year since inception, outperforming the MSCI World Index which has averaged -2% per year over the same period.

Swiss-based luxury goods retailer Compagnie Financiere Richemont ("Richemont") was the largest contributor to the Fund's performance over the past year, returning 73%. Richemont is truly a global company with nearly 40% of its revenue derived from fast-growing developing countries in Asia, the Middle East and South America. Please refer to the Oakmark International Fund letter for an in-depth discussion of Richemont.

Another top performer was Liberty Entertainment, which contributed over 1% to the Fund's performance for the year. We initially purchased Liberty Entertainment in 2008 because it was trading at half the value of its equity investment in DirecTV and at an even larger discount to what we thought DirecTV was worth. A portion of this discount disappeared when DirecTV purchased Liberty Entertainment at the end of 2009; as part of this transaction we received 1 share of DirecTV for each share of Liberty Entertainment. We sold our investment in DirecTV in the first quarter of 2010 because we believed more attractive investment opportunities were available. DirecTV contributed 0.7% to the Fund's return for the fiscal year, and when its returns are combined with the results from our original ownership in Liberty Entertainment, the total investment added almost 2% to the Fund's performance for the last twelve months.

The two largest detractors from the Fund's performance for the year were Japanese holdings Daiwa Securities Group, a financial services company, and Toyota Motor Corporation, which were down 20% and 11%, respectively. Please refer to the Oakmark International Fund letter for commentary on Daiwa. Toyota's return has been hurt by weakness in the global economy, the strong Japanese yen, and the massive auto recall. We believe that the Toyota brand name remains strong and that developments in the product

OAKMARK GLOBAL SELECT FUND

recall are now evolving favorably. Recent events aside, Akio Toyoda has impressed us with his actions since becoming Toyota's president. He is shareholder-focused, as evidenced by his decision to shut down the money-losing Formula One team and the decision to close the company's car plant with the lowest productivity. Additionally, he is shifting the company's focus to quality and customer satisfaction, moving away from the previous management's focus on market share. We expect this to restore customer faith in the Toyota brand and allow for reasonable growth. Toyota's per share value may suffer some long-term damage given all that has transpired, but we believe that the share price decline is larger than any lost business value.

Another detractor for the fiscal year was U.S.-based computer manufacturer Dell, which was down 15%. While its revenue growth has been strong, Dell's gross margins have failed to meet market expectations; investors seem concerned Dell is trading margin for sales. However, the decrease in margins can be explained by the company's better growth on the consumer side, which produces lower margins than commercial business. Investors also seem concerned about the sustainability of the corporate refresh cycle, especially due to the potentially slowing economic recovery. However, we remain confident in our investment in Dell. Their direct relationships with consumers and their differentiated strategy of providing open products and services, relative to peers' increased closed/proprietary offerings, we believe will benefit our shareholders in the long-term.

During the quarter we made minor changes to the portfolio. We sold our investment in Bristol-Myers Squibb and used the proceeds to purchase Medtronic, a best-in-class, U.S.-based medical device company.

Due to the U.S. dollar's weakness relative to other global currencies, we currently hedge two underlying foreign currencies. At quarter end approximately 49% of the Fund's Japanese yen and 41% of the Fund's Swiss franc exposures were hedged.

Thank you for your continued support!

William C. Nygren, CFA Portfolio Manager oakwx@oakmark.com	David G. Herro, CFA Portfolio Manager oakwx@oakmark.com

September 30, 2010

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Global Diversification—September 30, 2010 (Unaudited)

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Schedule of Investments—September 30, 2010

Name	Description	Shares Held	Value
Common Stocks—96.9%
Apparel, Accessories & Luxury Goods—5.4%
Cie Financiere Richemont SA (Switzerland)	Manufacturer & Retailer of Luxury Goods	370,000	$17,813,769
Application Software—5.3%
SAP AG (Germany)	Develops Business Software	356,500	17,634,464
Automobile Manufacturers—6.2%
Toyota Motor Corp. (Japan)	Automobile Manufacturer	572,000	20,542,118
Broadcasting—5.5%
Societe Television Francaise 1 (France)	Broadcasting & Cable TV	1,161,000	18,074,818
Cable & Satellite—4.7%
Comcast Corp., Class A (United States)	Cable Communication Networks Provider	910,000	15,479,100
Catalog Retail—5.0%
Liberty Media Corp. - Interactive, Class A (United States) (a)	Home & Internet Shopping Online Travel	1,200,000	16,452,000
Computer & Electronics Retail—4.9%
Best Buy Co., Inc. (United States)	Computer & Electronics Retailer	395,000	16,127,850
Computer Hardware—3.4%
Dell, Inc. (United States) (a)	Technology Products & Services	878,000	11,378,880
Consumer Finance—4.1%
Capital One Financial Corp. (United States)	Credit Card Products & Services Provider	340,000	13,447,000
Distillers & Vintners—5.2%
Diageo PLC (United Kingdom)	Beverages, Wines & Spirits Manufacturer	1,000,000	17,217,058

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Schedule of Investments—September 30, 2010 cont.

Name	Description	Shares Held	Value
Common Stocks—96.9% (cont.)
Diversified Capital Markets—5.9%
UBS AG (Switzerland) (a)	Wealth Management & Investment Banking	1,138,000	$19,316,990
Health Care Equipment—4.1%
Medtronic, Inc. (United States)	Develops Therapeutic & Diagnostic Medical Products	400,000	13,432,000
Human Resource & Employment Services—5.6%
Adecco SA (Switzerland)	Temporary Employment Services	352,000	18,394,342
Integrated Oil & Gas—4.9%
Cenovus Energy, Inc. (Canada)	Integrated Oil Company	562,900	16,194,633
Internet Software & Services—4.2%
eBay, Inc. (United States) (a)	Online Trading Community & Secure Online Payment Services	570,000	13,908,000
Investment Banking & Brokerage—4.7%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	3,846,000	15,525,898
Other Diversified Financial Services—3.3%
Bank of America Corp. (United States)	Banking & Financial Services	826,500	10,835,415
Semiconductors—14.5%
ROHM Co., Ltd. (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	282,000	17,396,981
Texas Instruments, Inc. (United States)	Designs & Supplies Digital Signal Processing & Analog Technologies	615,000	16,691,100
Intel Corp. (United States)	Computer Component Manufacturer & Designer	722,000	13,884,060
			47,972,141
Total Common Stocks (Cost: $310,718,920)			$319,746,476

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Schedule of Investments—September 30, 2010 cont.

Name	Par Value	Value
Short Term Investment—3.3%
Repurchase Agreement—3.3%
Fixed Income Clearing Corp. Repurchase Agreement, 0.18% dated 9/30/2010 due 10/1/2010, repurchase price $11,006,942, collateralized by a Federal Home Loan Bank Bond, with a rate of 0.625%, with a maturity of 1/13/2012, and with a fair value plus accrued interest of $10,385,900, and by an United States Treasury Note, with a rate of 1.375%, with a maturity of 5/15/2012, and with a fair value plus accrued interest of $842,531 (Cost: $11,006,887)	$11,006,887	$11,006,887
Total Short Term Investment (Cost: $11,006,887)		$11,006,887
Total Investments (Cost: $321,725,807)—100.2%		330,753,363
Liabilities In Excess of Other Assets—(0.2)%		(806,952)
Total Net Assets—100%		$329,946,411

(a)  Non income-producing security.

See accompanying Notes to Financial Statements.

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

Report from David G. Herro and Robert A. Taylor, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (9/30/10) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX19 (UNAUDITED)

		Average Annual Total Returns (as of 9/30/10)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (9/30/92)
Oakmark International Fund (Class I)	14.41%	12.67%	5.79%	8.50%	10.64%
MSCI World ex U.S.	16.14%	4.14%	2.42%	2.91%	6.33%
MSCI EAFE[20]	16.48%	3.27%	1.97%	2.55%	6.00%
Lipper International Fund Index[21]	15.97%	6.00%	3.50%	3.50%	7.35%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/09 was 1.17%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

Another volatile year in the global markets is behind us, and we are pleased to report that the Oakmark International Fund returned 13% for the one-year period ended September 30, 2010, comparing favorably to the MSCI World ex U.S. Index, which returned 4% over the same period. The Fund has returned 8% calendar year-to-date and 14% for the quarter, compared to the MSCI World ex U.S. Index's returns of 2% and 16%, respectively. Most importantly, the Fund has returned an average of 11% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index, which has averaged 6% per year over the same period.

A company often discussed in the Oakmark International commentary, Swiss-based Compagnie Financiere Richemont ("Richemont"), was the largest contributor to the Fund's performance over the past year, returning 73%. Richemont is truly a global company with nearly 40% of revenue derived from fast-growing developing countries in Asia, the Middle East, and South America. Richemont's strong portfolio of brands, which includes Cartier, Piaget, and Vacheron Contantin, has held up very well through the economic downturn as evidenced by Richemont's 2009 results that were better than the market expected. Richemont is a good example of our investment process, demonstrating our view that successful investing requires more than just evaluating general economic factors. Our research process analyzes a business's geographic exposure; its management team's operational, strategic, and financial expertise; its competitive environment; and its overall market situation. Companies in the consumer discretionary sector, like Richemont, have received negative attention due to continued global economic weakness. But as evidenced by Richemont's performance, spending on luxury goods has held up well, especially in emerging economies. China in particular is performing well because personal wealth is growing rapidly at 12-15% per annum. We continue to believe Richemont is very well positioned, owns one of the world's premier portfolios of luxury brands, and is led by a world-class management team. We believe our investment in the company should continue to provide solid returns for our shareholders.

Another top contributor to Fund performance for the year was Sweden-based ASSA ABLOY, the world's largest lock maker, which rose 58%. Despite

OAKMARK INTERNATIONAL FUND

what management calls the "worst ever" revenue environment, the company has generated good operating cash flow as a result of a continued effort to cut costs. Barriers to entry in the security products industry are high, and ASSA ABLOY enjoys both an established global presence and a dominant market share. A majority of the revenue base is recurring in nature and comes from existing customers who need lock replacements or maintenance, and those customers who buy additional systems. Although the economy has been challenging to the real estate sector, new institutional construction (schools and hospitals) has continued. We believe ASSA ABLOY's strong balance sheet, significant cash flow, and its cost-cutting initiatives will continue to boost shareholder value.

The largest detractor from the Fund's performance over the past year was Bank of Ireland. Shares have performed poorly due to general economic weakness in Ireland, the delayed implementation of NAMA, the Irish government's plan to buy distressed assets from banks, and a stock issuance to the government. Due to the tough economy, the competitive landscape has changed significantly, and Bank of Ireland has taken this opportunity to capture additional market share. Management aggressively sought the European Commission's approval of its restructuring program, raised the needed equity capital, and attacked cost overruns in its pension and labor force—all moves that served it well in contrast to its peers. It could take some time for economic conditions to improve in Ireland, but a return to a more normal economic environment will be much better for Bank of Ireland. The brightening outlook makes us confident about Bank of Ireland's long-term risk-reward profile.

Another security that detracted from the Fund's performance for the year was Japan-based Daiwa Securities Group, which was down 20%. Daiwa has been hurt by numerous factors, including a particularly weak Japanese stock market in addition to decreased equity and capital market activity. Daiwa's balance sheet, however, remains well capitalized, and we continue to believe Daiwa has a powerful franchise.

There were minimal changes to the portfolio during the past quarter. We sold our positions in LVMH and British Sky Broadcasting and purchased Australian-based Amcor, the world's largest packaging company.

Our geographical composition has changed significantly over the past year. We decreased our European holdings to approximately 67% and increased our Pacific Rim exposure to approximately 29%. Much of the increase in Asia comes from our Japan holdings, which represent roughly 22% of the Fund, up from 14% this time last year. Our Latin and North America (Canada) exposure decreased to approximately 4%, and the remainder, excluding cash, is invested in the Middle East.

Due to the U.S. dollar's weakness relative to other global currencies, we currently hedge four underlying currencies. At quarter end approximately 44% of the Fund's Japanese yen, 41% of the Swiss franc, 19% of the Australian dollar, and 3% of the euro exposures were hedged.

While volatility in global equity markets has subsided, the pace of a recovery, as well as economic uncertainty, persists. We continue to adhere to our long-term value philosophy which has enabled us to build a portfolio of high quality names trading at discounts to our estimate of fair value. We thank you, our shareholders, for your continued support!

David G. Herro, CFA Portfolio Manager oakix@oakmark.com	Robert A. Taylor, CFA Portfolio Manager oakix@oakmark.com

September 30, 2010

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Global Diversification—September 30, 2010 (Unaudited)

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—September 30, 2010

Name	Description	Shares Held	Value
Common Stocks—95.4%
Advertising—2.3%
Publicis Groupe SA (France)	Advertising & Media Services	2,840,800	$134,925,617
Aerospace & Defense—0.8%
BAE Systems PLC (United Kingdom)	Develops, Delivers & Supports Advanced Aerospace & Defense Systems	8,287,100	44,561,300
Apparel, Accessories & Luxury Goods—2.8%
Cie Financiere Richemont SA (Switzerland)	Manufacturer & Retailer of Luxury Goods	2,132,800	102,684,341
Swatch Group AG, Bearer Shares (Switzerland)	Watch Manufacturer	156,700	58,954,857
			161,639,198
Application Software—2.8%
SAP AG (Germany)	Develops Business Software	3,256,600	161,089,470
Asset Management & Custody Banks—1.7%
Schroders PLC (United Kingdom)	International Asset Management	3,799,800	85,835,709
Schroders PLC, Non-Voting (United Kingdom)	International Asset Management	708,800	12,982,868
			98,818,577
Automobile Manufacturers—6.6%
Toyota Motor Corp. (Japan)	Automobile Manufacturer	4,674,400	167,870,762
Honda Motor Co., Ltd. (Japan)	Automobile & Motorcycle Manufacturer	3,099,000	109,994,454
Daimler AG Registered (Germany) (a)	Automobile Manufacturer	1,294,000	81,957,573
Bayerische Motoren Werke (BMW) AG (Germany)	Luxury Automobile Manufacturer	415,400	29,130,172
			388,952,961
Brewers—2.3%
Heineken Holdings NV (Netherlands)	Produces Beers, Spirits, Wines & Soft Drinks	1,872,600	81,920,075

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—September 30, 2010 cont.

Name	Description	Shares Held	Value
Common Stocks—95.4% (cont.)
Brewers—2.3% (cont.)
Foster's Group, Ltd.
(Australia)	Manufactures & Markets
	Alcoholic & Non-Alcoholic
	Beverages	9,378,700	$55,568,323
			137,488,398
Broadcasting—3.8%
Societe Television Francaise 1 (France)	Broadcasting & Cable TV	8,386,000	130,555,920
Grupo Televisa SA (Mexico) (b)	Television Production & Broadcasting	4,755,500	89,974,060
			220,529,980
Building Products—3.3%
Assa Abloy AB, Class B (Sweden)	Develops, Designs & Manufactures Security Locks	5,539,900	139,723,160
Geberit AG, Registered Shares (Switzerland)	Building Products	314,200	55,955,833
			195,678,993
Distillers & Vintners—2.7%
Diageo PLC (United Kingdom)	Beverages, Wines & Spirits Manufacturer	9,213,600	158,631,081
Diversified Banks—8.1%
BNP Paribas (France)	Commercial Bank	2,282,900	162,361,603
Sumitomo Mitsui Financial Group, Inc. (Japan)	Commercial Bank	3,755,200	109,399,214
Bank of Ireland (Ireland) (a)	Commercial Bank	128,376,000	108,505,346
Banco Santander SA (Spain)	Retail, Commercial & Private Banking & Asset Management Services	7,448,400	94,605,132
			474,871,295
Diversified Capital Markets—6.0%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	4,533,400	193,764,616

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—September 30, 2010 cont.

Name	Description	Shares Held	Value
Common Stocks—95.4% (cont.)
Diversified Capital Markets—6.0% (cont.)
UBS AG (Switzerland) (a)	Wealth Management & Investment Banking	9,389,000	$159,373,653
			353,138,269
Diversified Chemicals—1.2%
Akzo Nobel NV (Netherlands)	Produces & Markets Chemicals, Coatings & Paints	1,107,500	68,325,987
Diversified Support Services—2.9%
Brambles, Ltd. (Australia)	Provides Pallet & Plastic Container Pooling Services	28,043,600	169,951,684
Electronic Components—1.6%
OMRON Corp. (Japan)	Component, Equipment & System Manufacturer	4,153,700	94,338,946
Electronic Equipment & Instruments—0.2%
Orbotech, Ltd. (Israel) (a)	Optical Inspection Systems	1,056,300	10,541,874
Health Care Equipment—1.9%
Olympus Corp. (Japan)	Optoelectronics Products Manufacturer	4,302,900	112,675,364
Human Resource & Employment Services—2.9%
Adecco SA (Switzerland)	Temporary Employment Services	3,244,100	169,525,808
Industrial Machinery—1.6%
Vallourec SA (France)	Steel Alloy & Tubing Manufacturer	958,115	95,179,192
Investment Banking & Brokerage—3.2%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	46,285,600	186,850,110
Marine—1.2%
Kuehne + Nagel International AG (Switzerland)	Sea, Land & Rail Freight Transportation Businesses	568,200	68,231,415
Multi-line Insurance—2.8%
Allianz SE Registered (Germany)	Insurance, Banking & Financial Services	1,427,200	161,292,797
Office Electronics—2.4%
Canon, Inc. (Japan)	Computers & Information	3,052,300	142,413,854

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—September 30, 2010 cont.

Name	Description	Shares Held	Value
Common Stocks—95.4% (cont.)
Packaged Foods & Meats—3.3%
Danone (France)	Food Products	1,819,100	$108,805,115
Nestle SA (Switzerland)	Food & Beverage Manufacturer	1,588,500	84,626,240
			193,431,355
Paper Packaging—0.3%
Amcor, Ltd. (Australia)	Packaging & Related Services	2,787,000	17,536,468
Pharmaceuticals—2.8%
GlaxoSmithKline PLC (United Kingdom)	Pharmaceuticals	4,126,000	81,310,805
Novartis AG (Switzerland)	Pharmaceuticals	1,405,700	80,609,775
			161,920,580
Publishing—2.5%
Reed Elsevier PLC (United Kingdom)	Publisher & Information Provider	9,960,900	84,183,937
Thomson Reuters Corp. (Canada)	Electronic Information & Solutions Company	1,656,600	62,277,469
			146,461,406
Research & Consulting Services—2.6%
Experian Group, Ltd. (Ireland)	Credit & Marketing Services	9,689,700	105,485,300
Meitec Corp. (Japan) (a) (c)	Software Engineering Services	2,475,100	45,985,626
			151,470,926
Restaurants—1.0%
Sodexo (France)	Food & Facilities Management Services	935,800	60,724,731
Security & Alarm Services—2.5%
G4S PLC (United Kingdom)	Security Services	36,510,773	146,025,197
Semiconductors—4.3%
ROHM Co., Ltd. (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	2,449,400	151,106,972
Samsung Electronics Co., Ltd. (South Korea)	Consumer & Industrial Electronic Equipment Manufacturer	146,800	100,033,852
			251,140,824

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—September 30, 2010 cont.

Name	Description	Shares Held	Value
Common Stocks—95.4% (cont.)
Soft Drinks—0.9%
Fomento Economico Mexicano S.A.B. de C.V. (Mexico) (b)	Beverage Company	1,047,700	$53,149,821
Specialty Chemicals—1.0%
Givaudan SA (Switzerland)	Manufactures & Markets Fragrances	57,300	58,544,955
Specialty Stores—2.2%
Signet Jewelers, Ltd. (United Kingdom) (a) (c)	Jewelry Retailer	4,060,090	128,867,257
Steel—1.7%
ArcelorMittal (Netherlands)	Manufactures Steel	2,940,600	96,851,977
Tobacco—2.9%
Japan Tobacco, Inc. (Japan)	Manufactures & Sells Tobacco, Food, & Pharmaceutical Products	36,330	120,940,429
KT&G Corp. (South Korea)	Produces & Sells Tobacco Products	864,900	51,579,215
			172,519,644
Trading Companies & Distributors—2.3%
Wolseley PLC (United Kingdom) (a)	Distributors of Bathroom Materials & Heating & Plumbing Supplies	5,271,500	132,413,129
Total Common Stocks (Cost: $4,941,395,189)			$5,580,710,440

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—September 30, 2010 cont.

Name	Par Value	Value
Short Term Investment—4.1%
Repurchase Agreement—4.1%
Fixed Income Clearing Corp. Repurchase Agreement,
0.18% dated 9/30/2010 due 10/1/2010, repurchase
price $240,536,401, collateralized by a Federal Farm
Credit Bank Bond, with a rate of 1.350%, with a maturity
of 7/22/2013, and with a fair value plus accrued
interest of $240,900, and by Federal Home Loan Mortgage
Corp. Bonds, with rates from 1.800% - 4.500%, with
maturities from 7/15/2013 - 1/7/2014, and with an
aggregate fair value plus accrued interest of
$206,316,113, and by a Federal National Mortgage
Association Bond, with a rate of 1.250%, with a maturity
of 8/16/2013, and with a fair value plus accrued
interest of $11,603,350, and by an United States Treasury
Note, with a rate of 1.125%, with a maturity of
06/15/2013, and with a fair value plus accrued
interest of $27,187,600 (Cost: $240,535,198)	$240,535,198	$240,535,198
Total Short Term Investment (Cost: $240,535,198)		$240,535,198
Total Investments (Cost: $5,181,930,387)—99.5%		5,821,245,638
Other Assets In Excess of Liabilities—0.5%		32,165,589
Total Net Assets—100%		$5,853,411,227

(a)  Non income-producing security.

(b)  Represents a Sponsored American Depositary Receipt.

(c)  See Note 5 in the Notes to the Financial Statements regarding investments in affiliated issuers.

See accompanying Notes to Financial Statements.

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL
SMALL CAP FUND

Report from David G. Herro, Portfolio Manager

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INT'L SMALL CAP FUND FROM 9/30/00 TO PRESENT (9/30/10) AS COMPARED TO THE MSCI WORLD EX U.S. SMALL CAP INDEX22

		Average Annual Total Returns (as of 9/30/10)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark International Small Cap Fund (Class I)	14.61%	14.70%	5.58%	12.03%	10.84%
MSCI World ex U.S. Small Cap	17.75%	10.86%	2.74%	7.94%	N/A
MSCI World ex U.S.[19]	16.14%	4.14%	2.42%	2.91%	5.21%
Lipper International Small Cap Index[23]	18.71%	14.36%	4.78%	7.19%	N/A

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/09 was 1.54%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark International Small Cap Fund returned 15% for the quarter ended September 30, 2010, compared to the MSCI World ex U.S. Small Cap Index, which rose 18%. For the fiscal year ended September 30, the Fund returned 15%, while the MSCI World ex U.S. Small Cap Index returned 11%. For the past 10 years, the Fund has earned an annualized rate of return of 12%, compared to the MSCI World ex U.S. Small Cap Index, which has returned 8% for the same period.

Global markets recovered in the third quarter, and the Fund's Swiss holdings performed especially well in both the quarter and one-year time periods. In particular, Julius Baer Group, a private banking and asset management company, contributed positively over both periods due to its large weighting in the portfolio and the strength of the Swiss currency. Our conviction that Baer presents an excellent investment opportunity remains strong. Operating results continue to improve, while the ING integration progresses on track. The balance sheet remains very overcapitalized, which we expect will either be used for more acquisitions or to return to shareholders over time.

A combination of strong demand from Philippine consumers, lower raw material costs, and cost savings from the 2007 Nestle merger caused Alaska Milk, owner of the best selling milk brand in the Philippines, to report its highest ever operating profit in the first half of 2010, increasing 75% over 2009 (which was also a good year for Alaska Milk). Very strong company performance coupled with investor enthusiasm for emerging markets have driven the price of this long-standing Fund holding to an all-time high since the stock began trading in January 1995.

One of the largest detractors from the Fund's performance during the past year was Primary Health Care, a leading provider of pathology services and operator of medical centers in Australia. In August, Primary reported its fiscal 2010 results, which indicated negative revenue growth for the first time in 10 years and a minor contraction in group margin, albeit with continued strong free cash flow generation. This was caused primarily by exceptionally disruptive forces in the Australian healthcare market, including cuts in government funding for pathology services. Such changes do not affect the medical centers, however, and the

OAKMARK INTERNATIONAL SMALL CAP FUND

underlying fundamentals of the pathology business remain unchanged. In these difficult times, management is focused sharply on operations and superior execution, which we believe will ensure that Primary comes out of the crisis structurally stronger. In the meantime, these temporary challenges and associated fears in the market enable us to add to our position in a well-run, high quality company that is selling at what we believe to be a cheap price.

Another large detractor from performance for the quarter and fiscal year was Matsumotokiyoshi Holdings, the largest drugstore company in Japan. Sales faced headwinds from both the Japanese economic environment and tough comparisons from last year's flu panic. However, the largest contributor by far to the negative performance was the company's decision in August to issue a convertible bond that could dilute shareholders by nearly 15 percent. While we do not agree that this issuance was necessary, we still believe that Matsumotokiyoshi is substantially undervalued and that it is taking the right steps to improve operations and profitability.

We added four new securities from the Pacific Rim to the Fund this quarter. From Australia we bought shares of Incitec Pivot, a fertilizer manufacturer and supplier and also a supplier of explosives products; and Myer Holdings, Australia's largest department store chain. From Japan, we added TKC, a tax and accounting consulting firm; and Yamaha Motor, the world's second largest maker of motorcycles. We sold our holdings in Boewe Systec, Coca-Cola Femsa, Melrose, Robert Walters, Tamedia and Tomkins during this past quarter.

Geographically, our European and U.K. holdings represented approximately 64% of the Fund at the end of the quarter, Pacific Rim holdings accounted for 34%, and the Middle East constituted 2%.

Global currency fluctuations during the quarter affected the Fund's hedging activity. We initiated a hedge on the Australian dollar and ended the quarter hedging about 19% of our exposure there. We also increased our hedges in the Swiss franc to 41% and Japanese yen to 46% of the underlying exposure, while decreasing the euro hedge exposure to approximately 5%.

We thank you for your continued confidence and support.

David G. Herro, CFA Portfolio Manager oakex@oakmark.com

September 30, 2010

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Global Diversification—September 30, 2010 (Unaudited)

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—September 30, 2010

Name	Description	Shares Held	Value
Common Stocks—94.9%
Advertising—2.7%
Asatsu-DK, Inc. (Japan)	Advertising Services Provider	850,000	$18,358,289
Aegis Group PLC (United Kingdom)	Media Services Provider	7,316,200	14,193,873
			32,552,162
Air Freight & Logistics—1.9%
Freightways, Ltd. (New Zealand) (b)	Express Package Services	7,915,800	17,133,075
Panalpina Welttransport Holding AG (Switzerland) (a)	Freight Shipping & Supply Chain Management Services	54,300	5,967,944
			23,101,019
Airport Services—2.4%
BBA Aviation PLC (United Kingdom)	Flight Support & Aftermarket Services & Systems Provider	9,705,600	28,724,446
Apparel, Accessories & Luxury Goods—1.9%
Bulgari SpA (Italy)	Jewelry Manufacturer & Retailer	2,575,000	23,308,854
Application Software—1.5%
NSD Co., Ltd. (Japan)	Develops Computer Software	1,662,300	18,857,189
Asset Management & Custody Banks—7.2%
Julius Baer Group, Ltd. (Switzerland)	Asset Management	1,212,000	44,118,699
MLP AG (Germany)	Asset Management	3,127,893	31,882,684
GAM Holding, Ltd. (Switzerland) (a)	Asset Management	798,800	12,112,268
			88,113,651
Auto Parts & Equipment—2.8%
Nifco, Inc (Japan)	Manufactures Synthetic Resinous Fasteners & Plastic Components For Automobiles & Home Electronic Appliances	765,300	18,380,768
Toyota Industries Corp. (Japan)	Assembles Motor Vehicles & Manufactures Automotive Parts	598,400	15,977,882
			34,358,650

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—September 30, 2010 cont.

Name	Description	Shares Held	Value
Common Stocks—94.9% (cont.)
Broadcasting—2.1%
Ten Network Holdings, Ltd. (Australia) (a)	Operates Commercial Television Stations	9,445,500	$12,644,419
Media Prima Berhad (Malaysia) (b)	Film Producer & Sports Promoter	12,776,300	8,939,685
M6 Metropole Television (France)	Television Entertainment Channel Owner & Operator	170,600	4,011,841
Media Prima Berhad, Warrants (Malaysia) (a)	Film Producer & Sports Promoter	1,058,457	197,154
			25,793,099
Building Products—2.2%
Kaba Holding AG (Switzerland)	Provides Mechanical & Electronic Security Systems	81,200	27,103,852
Computer Hardware—1.3%
Wincor Nixdorf AG (Germany)	Banking Machines & Cash Registers Manufacturer	243,800	15,895,137
Construction & Engineering—1.5%
Wavin NV (Netherlands) (a)	Manufacturers Plastic Pipe Systems	1,417,000	17,675,290
Construction & Farm Machinery & Heavy Trucks—2.1%
Bucher Industries AG (Switzerland)	Manufactures Food Processing Machinery, Vehicles, & Hydraulic Components	174,500	26,139,928
Construction Materials—3.0%
Titan Cement Co. SA (Greece)	Cement & Building Materials Producer & Distributor	1,774,120	36,060,873
Data Processing & Outsourced Services—0.2%
TKC Corp. (Japan)	Accounting, Tax & Law Database Consulting Services	108,900	2,093,729
Department Stores—0.9%
Myer Holdings, Ltd. (Australia)	Department Store Operator	2,929,000	10,644,650
Diversified Support Services—1.3%
gategroup Holding AG (Switzerland) (a)	Airlines Service Provider	403,400	16,010,380

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—September 30, 2010 cont.

Name	Description	Shares Held	Value
Common Stocks—94.9% (cont.)
Drug Retail—3.6%
Sugi Holdings Co., Ltd. (Japan)	Drug Store Operator	1,180,800	$26,648,625
Matsumotokiyoshi Holdings Co., Ltd. (Japan)	Drug Store Operator	926,600	16,671,696
			43,320,321
Electrical Components & Equipment—3.7%
Nexans SA (France)	Manufactures Cables	431,000	31,352,249
Prysmian SpA (Italy)	Develops, Designs, Produces, Supplies & Installs Cable	746,100	13,629,422
			44,981,671
Electronic Components—2.1%
Hirose Electric Co., Ltd. (Japan)	Develops & Sells Electronic Equipment	258,900	26,082,283
Electronic Equipment & Instruments—1.6%
Orbotech, Ltd. (Israel) (a) (b)	Optical Inspection Systems	1,944,000	19,401,120
Fertilizers & Agricultural Chemicals—1.0%
Incitec Pivot, Ltd. (Australia)	Fertilizer Manufacturer & Supplier	3,523,200	12,225,198
Health Care Services—2.9%
Primary Health Care, Ltd. (Australia)	Health Care Service Provider	10,235,700	34,824,459
Health Care Supplies—0.2%
Ansell, Ltd. (Australia)	Manufactures Latex	199,555	2,574,946
Home Entertainment Software—3.5%
Square Enix Holdings Co., Ltd. (Japan)	Develops & Sells Entertainment Software for Video Game Consoles	1,890,500	42,370,933
Home Furnishing Retail—2.2%
Fourlis Holdings SA (Greece)	Wholesales Electric & Electronic Appliances	2,351,100	18,974,416
Beter Bed Holding NV (Netherlands)	Bedroom Furniture Retailer	294,705	7,456,604
			26,431,020

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—September 30, 2010 cont.

Name	Description	Shares Held	Value
Common Stocks—94.9% (cont.)
Home Improvement Retail—2.1%
Carpetright PLC (United Kingdom)	Carpet Retailer	2,123,000	$26,079,852
Human Resource & Employment Services—3.3%
Pasona Group, Inc. (Japan) (b)	Placement Service Provider	27,008	19,023,364
Brunel International NV (Netherlands)	Recruitment, Temporary Employment, Secondment & Contracting Services	548,252	17,115,568
Michael Page International PLC (United Kingdom)	Recruitment Consultancy Services	578,400	4,186,866
			40,325,798
Industrial Conglomerates—1.6%
Rheinmetall AG (Germany)	Automotive Pump Manufacturer	296,300	19,590,657
Industrial Machinery—8.1%
Interpump Group SpA (Italy) (a) (b)	Pump & Piston Manufacturer	5,281,500	33,048,030
Duerr AG (Germany) (a)	Automotive Industry Machinery Manufacturer	691,800	21,578,049
Burckhardt Compression Holding AG (Switzerland)	Manufactures Reciprocating Compressors	82,100	18,197,100
Bobst Group AG (Switzerland) (a)	Manufactures Printing Presses & Packaging Producing Machinery	307,100	13,594,718
GEA Group AG (Germany)	Engineering Services Provider	462,200	11,552,779
Interpump Group SpA, Warrants (Italy) (a) (b)	Pump & Piston Manufacturer	1,042,080	951,813
			98,922,489
Investment Banking & Brokerage—1.2%
Ichiyoshi Securities Co., Ltd. (Japan)	Stock Broker	2,057,800	14,297,125
D. Carnegie & Co. AB (Sweden) (a) (c)	Diversified Financials Services	2,314,000	0
			14,297,125

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—September 30, 2010 cont.

Name	Description	Shares Held	Value
Common Stocks—94.9% (cont.)
IT Consulting & Other Services—4.1%
Atea ASA (Norway)	Management & IT Consulting Services	4,498,000	$35,640,445
Alten, Ltd. (France)	Consulting & Engineering Services	455,741	14,771,147
			50,411,592
Motorcycle Manufacturers—0.6%
Yamaha Motor Co., Ltd. (Japan) (a)	Motorcycle Manufacturer	487,000	7,309,667
Office Electronics—2.3%
Neopost SA (France)	Mailroom Equipment Supplier	381,130	28,363,632
Packaged Foods & Meats—4.4%
Goodman Fielder, Ltd. (Australia)	Produces Food Products	25,635,600	32,335,395
Alaska Milk Corp. (Philippines) (b)	Milk Producer	38,330,300	11,092,510
Binggrae Co., Ltd. (South Korea)	Dairy Products Manufacturer	200,000	9,962,727
			53,390,632
Photographic Products—2.0%
Vitec Group PLC (United Kingdom) (b)	Photo Equipment & Supplies	3,035,979	24,036,857
Real Estate Services—2.3%
LSL Property Services PLC (United Kingdom) (b)	Residential Property Service Provider	7,558,000	27,485,666
Research & Consulting Services—0.6%
Cision AB (Sweden) (a)	Business & Communication Intelligence	6,278,200	4,703,748
Bureau Veritas SA (France)	Provides Consulting Services	33,600	2,346,143
			7,049,891
Specialty Chemicals—2.8%
Taiyo Ink Manufacturing Co., Ltd. (Japan)	Manufactures & Sells Resist Inks	699,900	19,585,127
Sika AG (Switzerland)	Manufactures Construction Materials	7,900	14,575,586
			34,160,713
Specialty Stores—0.7%
JJB Sports PLC (United Kingdom) (a) (b)	Sportswear & Sports Equipment Retailer	65,008,000	8,424,985

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—September 30, 2010 cont.

Name	Description	Shares Held/ Par Value	Value
Common Stocks—94.9% (cont.)
Systems Software—1.2%
Exact Holding NV (Netherlands)	Develops & Markets Business Software	596,000	$15,071,823
Trading Companies & Distributors—1.8%
Bunzl PLC (United Kingdom)	Outsourcing Solutions & Service Oriented Distribution	865,600	10,320,658
Rexel SA (France) (a)	Distributes Electrical & Ventilation Equipment	342,000	6,123,952
Travis Perkins PLC (United Kingdom) (a)	Distributes Construction & Building Trade Industries, Timber , Plumbing & Heating Materials	438,700	5,813,011
			22,257,621
Total Common Stocks (Cost: $1,132,014,805)			$1,155,823,860
Short Term Investment—5.0%
Repurchase Agreement—5.0%
Fixed Income Clearing Corp. Repurchase Agreement, 0.18% dated 9/30/2010 due 10/1/2010, repurchase price $61,120,087, collateralized by an United States Treasury Note, with a rate of 1.375%, with a maturity of 5/15/2012, and with a fair value plus accrued interest of $62,342,206 (Cost: $61,119,781)		$61,119,781	61,119,781
Total Short Term Investment (Cost: $61,119,781)			$61,119,781
Total Investments (Cost: $1,193,134,586)—99.9%			1,216,943,641
Foreign Currencies (Cost: $457,733)—0.0%			457,667
Other Assets In Excess of Liabilities—0.1%			1,248,877
Total Net Assets—100%			$1,218,650,185

(a)  Non income-producing security.

(b)  See Note 5 in the Notes to the Financial Statements regarding investments in affiliated issuers.

(c)  Fair value is determined in good faith in accordance with procedures established by the Board of Trustees.

See accompanying Notes to Financial Statements.

OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK FUNDS

Statements of Assets and Liabilities—September 30, 2010

		Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund
Assets
Investments in unaffiliated securities, at value	(a)	$3,415,824,972	$2,413,213,098	$17,608,580,370
Investments in affiliated securities, at value	(b)	0	0	710,944,500
Foreign currency, at value	(c)	0	0	24,297,794
Receivable for:
Securities sold		4,075,581	7,093,065	27,361,477
Fund shares sold		6,011,109	1,773,360	25,445,388
Dividends and interest (Net of foreign tax withheld)		7,156,040	3,178,558	51,254,604
Tax reclaim		0	0	0
Total receivables		17,242,730	12,044,983	104,061,469
Other assets		961	829	2,635
Total assets		$3,433,068,663	$2,425,258,910	$18,447,886,768
Liabilities and Net Assets
Payable for:
Securities purchased		$0	$0	$144,874,873
Fund shares redeemed		2,753,299	7,563,770	33,007,486
Forward foreign currency contracts		0	0	0
Investment advisory fee		83,247	59,005	325,658
Other shareholder servicing fees		297,807	184,443	2,583,033
Transfer and dividend disbursing agent fees		272,010	164,933	350,836
Trustee fees		2,304	2,271	6,849
Deferred trustee compensation		922,294	812,083	794,203
Other		393,309	293,000	2,072,954
Total liabilities		4,724,270	9,079,505	184,015,892
Net assets applicable to Fund shares outstanding		$3,428,344,393	$2,416,179,405	$18,263,870,876
Analysis of Net Assets
Paid in capital		$2,575,400,361	$1,894,531,325	$16,231,244,422
Accumulated undistributed net realized loss on investments, forward
contracts, short sales and foreign currency transactions		(8,295,157)	(10,460,349)	(351,084,231)
Net unrealized appreciation on investments, forward contracts and
foreign currency translation		844,365,278	528,989,979	2,232,213,116
Accumulated undistributed net investment income		16,873,911	3,118,450	151,497,569
Net assets applicable to Fund shares outstanding		$3,428,344,393	$2,416,179,405	$18,263,870,876
Price of Shares
Net asset value per share: Class I		$38.36	$25.64	$26.03
Class I—Net assets		$3,419,321,388	$2,407,848,517	$16,993,734,183
Class I—Shares outstanding (Unlimited shares authorized)		89,139,274	93,922,425	652,904,965
Net asset value per share: Class II		$38.32	$25.59	$25.85
Class II—Net assets		$9,023,005	$8,330,888	$1,270,136,693
Class II—Shares outstanding (Unlimited shares authorized)		235,441	325,514	49,133,729
(a) Identified cost of investments in unaffiliated securities		$2,571,459,151	$1,884,222,127	$15,592,939,751
(b) Identified cost of investments in affiliated securities		0	0	494,426,552
(c) Identified cost of foreign currency		0	0	24,370,035

THE OAKMARK FUNDS

	Oakmark Global Fund	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Assets
Investments in unaffiliated securities, at value	$2,084,501,958	$330,753,363	$5,775,260,012	$1,067,438,731
Investments in affiliated securities, at value	0	0	45,985,626	149,504,910
Foreign currency, at value	0	0	0	457,667
Receivable for:
Securities sold	5,305,276	0	45,864,734	6,557,065
Fund shares sold	2,200,104	424,210	20,000,489	9,681,023
Dividends and interest (Net of foreign tax withheld)	6,999,781	1,008,101	19,796,449	4,943,995
Tax reclaim	5,646,641	219,575	19,335,488	887,725
Total receivables	20,151,802	1,651,886	104,997,160	22,069,808
Other assets	762	568	1,064	638
Total assets	$2,104,654,522	$332,405,817	$5,926,243,862	$1,239,471,754
Liabilities and Net Assets
Payable for:
Securities purchased	$7,711,298	$0	$34,205,373	$11,285,774
Fund shares redeemed	1,507,598	340,813	4,024,965	1,902,159
Forward foreign currency contracts	12,063,968	1,935,404	32,326,675	6,898,042
Investment advisory fee	52,706	8,425	133,058	35,233
Other shareholder servicing fees	177,001	30,850	625,671	76,639
Transfer and dividend disbursing agent fees	105,778	32,242	177,471	48,039
Trustee fees	2,315	1,672	2,912	1,705
Deferred trustee compensation	384,871	12,118	640,589	368,275
Other	324,575	97,882	695,921	205,703
Total liabilities	22,330,110	2,459,406	72,832,635	20,821,569
Net assets applicable to Fund shares outstanding	$2,082,324,412	$329,946,411	$5,853,411,227	$1,218,650,185
Analysis of Net Assets
Paid in capital	$2,111,566,130	$363,253,104	$6,063,305,184	$1,306,359,268
Accumulated undistributed net realized loss on investments, forward
contracts, short sales and foreign currency transactions	(290,839,666)	(43,087,480)	(905,194,388)	(115,427,601)
Net unrealized appreciation on investments, forward contracts and
foreign currency translation	243,952,036	7,120,505	609,547,263	17,011,684
Accumulated undistributed net investment income	17,645,912	2,660,282	85,753,168	10,706,834
Net assets applicable to Fund shares outstanding	$2,082,324,412	$329,946,411	$5,853,411,227	$1,218,650,185
Price of Shares
Net asset value per share: Class I	$20.39	$10.15	$18.18	$13.02
Class I—Net assets	$2,031,849,458	$329,946,411	$5,707,404,187	$1,217,216,705
Class I—Shares outstanding (Unlimited shares authorized)	99,665,653	32,506,646	313,956,383	93,488,386
Net asset value per share: Class II	$19.97	$0	$18.25	$12.97
Class II—Net assets	$50,474,954	$0	$146,007,040	$1,433,480
Class II—Shares outstanding (Unlimited shares authorized)	2,527,788	0	7,999,513	110,541
(a) Identified cost of investments in unaffiliated securities	$1,829,206,350	$321,725,807	$5,110,546,831	$997,793,553
(b) Identified cost of investments in affiliated securities	0	0	71,383,556	195,341,033
(c) Identified cost of foreign currency	0	0	0	457,733

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Statements of Operations—For the Year Ended September 30, 2010

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund
Investment Income:
Dividends from unaffiliated securities	$59,339,634	$31,744,900	$194,047,166	$33,443,915
Dividends from affiliated securities	0	0	13,191,395	0
Interest income	181,886	120,494	118,359,361	49,216
Security lending income	0	0	0	608,222
Foreign taxes withheld	(357,788)	(331,860)	(3,455,421)	(2,254,809)
Total investment income	59,163,732	31,533,534	322,142,501	31,846,544
Expenses:
Investment advisory fee	31,573,240	22,461,854	117,037,643	18,547,536
Transfer and dividend disbursing agent fees	1,166,997	690,117	1,553,753	444,658
Other shareholder servicing fees	3,003,558	1,806,670	15,990,122	1,477,466
Service fee—Class II	20,041	20,621	3,102,504	135,698
Reports to shareholders	487,433	317,278	1,663,025	259,265
Custody and accounting fees	326,795	235,710	1,916,043	580,858
Registration and blue sky expenses	102,918	54,195	571,095	106,009
Trustees fees	251,522	221,271	549,452	172,854
Legal fees	61,887	55,328	150,910	48,392
Audit fees	31,086	25,857	100,446	24,844
Other	280,576	258,493	620,488	240,655
Total expenses	37,306,053	26,147,394	143,255,481	22,038,235
Net Investment Income	21,857,679	5,386,140	178,887,020	9,808,309
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	423,999,242	240,496,436	485,430,746	(12,257,410)
Affiliated investments	0	0	(6,383,503)	0
Forward foreign currency contracts	0	0	0	6,889,144
Foreign currency transactions	(44,519)	4,441	(1,896,682)	(550,140)
Net realized gain (loss)	423,954,723	240,500,877	477,150,561	(5,918,406)
Net change in unrealized appreciation (depreciation) on:
Investments	(81,873,386)	51,225,757	337,729,550	153,216,801
Forward foreign currency contracts	0	0	0	(6,267,962)
Foreign currency translation	3,032	(992)	57,351	427,003
Net change in unrealized appreciation (depreciation)	(81,870,354)	51,224,765	337,786,901	147,375,842
Net realized and unrealized gain	342,084,369	291,725,642	814,937,462	141,457,436
Net increase in net assets resulting from operations	$363,942,048	$297,111,782	$993,824,482	$151,265,745

THE OAKMARK FUNDS

	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Investment Income:
Dividends from unaffiliated securities	$5,522,116	$118,148,946	$20,814,854
Dividends from affiliated securities	0	0	3,855,907
Interest income	14,181	182,358	47,039
Security lending income	64,211	2,652,398	214,523
Foreign taxes withheld	(315,878)	(10,670,078)	(2,056,750)
Total investment income	5,284,630	110,313,624	22,875,573
Expenses:
Investment advisory fee	3,066,910	43,917,369	10,981,680
Transfer and dividend disbursing agent fees	139,760	751,739	209,053
Other shareholder servicing fees	257,280	4,160,393	700,782
Service fee—Class II	0	298,570	2,583
Reports to shareholders	56,065	493,059	143,937
Custody and accounting fees	134,324	2,027,172	594,933
Registration and blue sky expenses	61,649	241,885	105,495
Trustees fees	105,826	256,937	150,171
Legal fees	35,862	69,242	41,002
Audit fees	16,032	42,130	22,254
Other	156,727	312,557	170,819
Total expenses	4,030,435	52,571,053	13,122,709
Net Investment Income	1,254,195	57,742,571	9,752,864
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	24,684,908	241,423,886	62,211,147
Affiliated investments	0	3,205,389	(1,170,496)
Forward foreign currency contracts	694,530	16,855,649	3,235,230
Foreign currency transactions	(28,181)	(2,730,527)	(83,446)
Net realized gain (loss)	25,351,257	258,754,397	64,192,435
Net change in unrealized appreciation (depreciation) on:
Investments	(8,747,168)	279,603,973	66,240,998
Forward foreign currency contracts	(1,150,396)	(17,568,501)	(5,676,277)
Foreign currency translation	4,026	1,480,293	34,379
Net change in unrealized appreciation (depreciation)	(9,893,538)	263,515,765	60,599,100
Net realized and unrealized gain	15,457,719	522,270,162	124,791,535
Net increase in net assets resulting from operations	$16,711,914	$580,012,733	$134,544,399

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Statements of Changes in Net Assets

	Oakmark Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009
From Operations:
Net investment income	$21,857,679	$27,689,167
Net realized gain (loss)	423,954,723	(433,393,783)
Net change in unrealized appreciation (depreciation)	(81,870,354)	376,273,624
Net increase (decrease) in net assets from operations	363,942,048	(29,430,992)
Distributions to shareholders from:
Net investment income—Class I	(21,156,850)	(42,725,032)
Net investment income—Class II	(34,759)	(75,879)
Net realized gain—Class I	0	(93,416,024)
Net realized gain—Class II	0	(288,563)
Total distributions to shareholders	(21,191,609)	(136,505,498)
From Fund share transactions:
Proceeds from shares sold—Class I	799,975,316	601,934,705
Proceeds from shares sold—Class II	2,866,848	1,887,729
Reinvestment of distributions—Class I	20,326,440	130,739,804
Reinvestment of distributions—Class II	30,259	313,903
Payment for shares redeemed—Class I	(887,527,212)	(1,034,053,034)
Payment for shares redeemed—Class II	(2,885,222)	(5,433,570)
Redemption fees—Class I	423,673	430,656
Redemption fees—Class II	1,038	1,355
Net decrease in net assets from Fund share transactions	(66,788,860)	(304,178,452)
Total increase (decrease) in net assets	275,961,579	(470,114,942)
Net assets:
Beginning of year	3,152,382,814	3,622,497,756
End of year	$3,428,344,393	$3,152,382,814
Undistributed net investment income	$16,873,911	$16,252,360
Fund Share Transactions—Class I:
Shares sold	21,386,897	22,827,276
Shares issued in reinvestment of dividends	560,729	5,145,211
Less shares redeemed	(23,800,270)	(39,216,734)
Net decrease in shares outstanding	(1,852,644)	(11,244,247)
Fund Share Transactions—Class II:
Shares sold	77,551	70,339
Shares issued in reinvestment of dividends	833	12,339
Less shares redeemed	(79,105)	(200,080)
Net decrease in shares outstanding	(721)	(117,402)

THE OAKMARK FUNDS

	Oakmark Select Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009
From Operations:
Net investment income	$5,386,140	$12,483,550
Net realized gain (loss)	240,500,877	16,602,590
Net change in unrealized appreciation (depreciation)	51,224,765	127,889,641
Net increase in net assets from operations	297,111,782	156,975,781
Distributions to shareholders from:
Net investment income—Class I	(7,132,187)	(28,952,323)
Net investment income—Class II	(19,757)	(126,188)
Total distributions to shareholders	(7,151,944)	(29,078,511)
From Fund share transactions:
Proceeds from shares sold—Class I	326,985,097	270,845,580
Proceeds from shares sold—Class II	2,299,260	1,984,081
Reinvestment of distributions—Class I	6,851,237	27,926,539
Reinvestment of distributions—Class II	13,852	63,894
Payment for shares redeemed—Class I	(480,569,972)	(721,496,614)
Payment for shares redeemed—Class II	(3,028,895)	(8,267,436)
Redemption fees—Class I	262,444	414,153
Redemption fees—Class II	938	1,807
Net decrease in net assets from Fund share transactions	(147,186,039)	(428,527,996)
Total increase (decrease) in net assets	142,773,799	(300,630,726)
Net assets:
Beginning of year	2,273,405,606	2,574,036,332
End of year	$2,416,179,405	$2,273,405,606
Undistributed net investment income	$3,118,450	$4,878,712
Fund Share Transactions—Class I:
Shares sold	13,275,352	15,736,623
Shares issued in reinvestment of dividends	288,230	1,777,628
Less shares redeemed	(19,511,099)	(43,456,463)
Net decrease in shares outstanding	(5,947,517)	(25,942,212)
Fund Share Transactions—Class II:
Shares sold	93,422	115,311
Shares issued in reinvestment of dividends	582	4,065
Less shares redeemed	(124,689)	(509,370)
Net decrease in shares outstanding	(30,685)	(389,994)

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Statements of Changes in Net Assets

	Oakmark Equity and Income Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009
From Operations:
Net investment income	$178,887,020	$205,052,676
Net realized gain (loss)	477,150,561	(810,231,732)
Net change in unrealized appreciation (depreciation)	337,786,901	829,750,677
Net increase in net assets from operations	993,824,482	224,571,621
Distributions to shareholders from:
Net investment income—Class I	(176,400,765)	(196,363,442)
Net investment income—Class II	(10,838,558)	(12,072,699)
Net realized gain—Class I	0	(292,455,172)
Net realized gain—Class II	0	(23,185,484)
Total distributions to shareholders	(187,239,323)	(524,076,797)
From Fund share transactions:
Proceeds from shares sold—Class I	4,697,621,034	4,553,696,475
Proceeds from shares sold—Class II	443,828,203	468,653,474
Reinvestment of distributions—Class I	167,328,478	465,034,081
Reinvestment of distributions—Class II	9,545,348	30,396,980
Payment for shares redeemed—Class I	(3,036,467,956)	(3,583,840,792)
Payment for shares redeemed—Class II	(353,387,937)	(378,630,866)
Net increase in net assets from Fund share transactions	1,928,467,170	1,555,309,352
Total increase in net assets	2,735,052,329	1,255,804,176
Net assets:
Beginning of year	15,528,818,547	14,273,014,371
End of year	$18,263,870,876	$15,528,818,547
Undistributed net investment income	$151,497,569	$139,130,487
Fund Share Transactions—Class I:
Shares sold	181,801,022	207,589,903
Shares issued in reinvestment of dividends	6,621,627	21,781,456
Less shares redeemed	(118,848,582)	(164,669,008)
Net increase in shares outstanding	69,574,067	64,702,351
Fund Share Transactions—Class II:
Shares sold	17,409,772	21,325,989
Shares issued in reinvestment of dividends	379,386	1,428,429
Less shares redeemed	(13,851,751)	(17,306,728)
Net increase in shares outstanding	3,937,407	5,447,690

THE OAKMARK FUNDS

	Oakmark Global Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009
From Operations:
Net investment income	$9,808,309	$10,590,906
Net realized gain (loss)	(5,918,406)	(196,701,663)
Net change in unrealized appreciation (depreciation)	147,375,842	143,211,113
Net increase (decrease) in net assets from operations	151,265,745	(42,899,644)
Distributions to shareholders from:
Net investment income—Class I	(12,402,598)	(64,685,003)
Net investment income—Class II	(272,894)	(1,812,855)
Net realized gain—Class I	0	(2,594,712)
Net realized gain—Class II	0	(83,374)
Total distributions to shareholders	(12,675,492)	(69,175,944)
From Fund share transactions:
Proceeds from shares sold—Class I	523,823,054	287,084,767
Proceeds from shares sold—Class II	4,050,063	5,216,475
Reinvestment of distributions—Class I	11,915,866	64,695,585
Reinvestment of distributions—Class II	265,430	1,830,946
Payment for shares redeemed—Class I	(315,022,656)	(512,253,586)
Payment for shares redeemed—Class II	(11,794,654)	(8,715,081)
Redemption fees—Class I	225,364	262,503
Redemption fees—Class II	6,446	8,345
Net increase (decrease) in net assets from Fund share transactions	213,468,913	(161,870,046)
Total increase (decrease) in net assets	352,059,166	(273,945,634)
Net assets:
Beginning of year	1,730,265,246	2,004,210,880
End of year	$2,082,324,412	$1,730,265,246
Undistributed net investment income	$17,645,912	$14,174,091
Fund Share Transactions—Class I:
Shares sold	26,687,553	18,845,160
Shares issued in reinvestment of dividends	623,215	4,715,422
Less shares redeemed	(16,141,166)	(35,258,775)
Net increase (decrease) in shares outstanding	11,169,602	(11,698,193)
Fund Share Transactions—Class II:
Shares sold	208,798	358,217
Shares issued in reinvestment of dividends	14,126	135,827
Less shares redeemed	(622,786)	(598,309)
Net decrease in shares outstanding	(399,862)	(104,265)

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Statements of Changes in Net Assets

	Oakmark Global Select Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009
From Operations:
Net investment income	$1,254,195	$1,832,904
Net realized gain (loss)	25,351,257	(18,437,462)
Net change in unrealized appreciation (depreciation)	(9,893,538)	65,481,056
Net increase in net assets from operations	16,711,914	48,876,498
Distributions to shareholders from:
Net investment income—Class I	(1,100,573)	(10,153,233)
Total distributions to shareholders	(1,100,573)	(10,153,233)
From Fund share transactions:
Proceeds from shares sold—Class I	129,543,242	74,545,401
Reinvestment of distributions—Class I	1,057,320	8,870,711
Payment for shares redeemed—Class I	(82,661,825)	(88,825,014)
Redemption fees—Class I	149,484	90,792
Net increase (decrease) in net assets from Fund share transactions	48,088,221	(5,318,110)
Total increase in net assets	63,699,562	33,405,155
Net assets:
Beginning of year	266,246,849	232,841,694
End of year	$329,946,411	$266,246,849
Undistributed net investment income	$2,660,282	$1,840,311
Fund Share Transactions—Class I:
Shares sold	12,903,259	10,813,158
Shares issued in reinvestment of dividends	106,800	1,377,440
Less shares redeemed	(8,410,465)	(12,573,902)
Net increase (decrease) in shares outstanding	4,599,594	(383,304)

THE OAKMARK FUNDS

	Oakmark International Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009
From Operations:
Net investment income	$57,742,571	$39,215,376
Net realized gain (loss)	258,754,397	(775,177,662)
Net change in unrealized appreciation (depreciation)	263,515,765	1,201,617,475
Net increase in net assets from operations	580,012,733	465,655,189
Distributions to shareholders from:
Net investment income—Class I	(30,251,205)	(299,576,482)
Net investment income—Class II	(813,198)	(7,710,397)
Net realized gain—Class I	0	(21,453,694)
Net realized gain—Class II	0	(657,046)
Total distributions to shareholders	(31,064,403)	(329,397,619)
From Fund share transactions:
Proceeds from shares sold—Class I	2,132,370,087	1,090,830,667
Proceeds from shares sold—Class II	76,521,263	35,647,741
Reinvestment of distributions—Class I	28,189,018	294,321,631
Reinvestment of distributions—Class II	536,588	4,861,449
Payment for shares redeemed—Class I	(1,034,936,877)	(1,230,588,646)
Payment for shares redeemed—Class II	(52,444,514)	(62,999,921)
Redemption fees—Class I	977,761	423,456
Redemption fees—Class II	25,062	12,713
Net increase in net assets from Fund share transactions	1,151,238,388	132,509,090
Total increase in net assets	1,700,186,718	268,766,660
Net assets:
Beginning of year	4,153,224,509	3,884,457,849
End of year	$5,853,411,227	$4,153,224,509
Undistributed net investment income	$85,753,168	$44,949,878
Fund Share Transactions—Class I:
Shares sold	125,216,209	86,532,075
Shares issued in reinvestment of dividends	1,700,182	27,252,128
Less shares redeemed	(61,953,135)	(103,702,336)
Net increase in shares outstanding	64,963,256	10,081,867
Fund Share Transactions—Class II:
Shares sold	4,470,636	2,873,917
Shares issued in reinvestment of dividends	32,150	447,235
Less shares redeemed	(3,087,224)	(5,151,939)
Net increase (decrease) in shares outstanding	1,415,562	(1,830,787)

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Statements of Changes in Net Assets

	Oakmark International Small Cap Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009
From Operations:
Net investment income	$9,752,864	$8,872,082
Net realized gain (loss)	64,192,435	(123,312,931)
Net change in unrealized appreciation (depreciation)	60,599,100	199,157,596
Net increase in net assets from operations	134,544,399	84,716,747
Distributions to shareholders from:
Net investment income—Class I	(11,557,905)	(47,097,607)
Net investment income—Class II	(11,218)	(24,604)
Net realized gain—Class I	0	(6,559,210)
Net realized gain—Class II	0	(3,537)
Total distributions to shareholders	(11,569,123)	(53,684,958)
From Fund share transactions:
Proceeds from shares sold—Class I	531,405,341	272,684,138
Proceeds from shares sold—Class II	1,158,779	654,499
Reinvestment of distributions—Class I	10,953,374	51,693,701
Reinvestment of distributions—Class II	6,783	17,043
Payment for shares redeemed—Class I	(216,310,867)	(251,181,117)
Payment for shares redeemed—Class II	(683,491)	(195,669)
Redemption fees—Class I	319,527	281,121
Redemption fees—Class II	349	176
Net increase in net assets from Fund share transactions	326,849,795	73,953,892
Total increase in net assets	449,825,071	104,985,681
Net assets:
Beginning of year	768,825,114	663,839,433
End of year	$1,218,650,185	$768,825,114
Undistributed net investment income	$10,706,834	$9,278,603
Fund Share Transactions—Class I:
Shares sold	43,865,444	32,249,686
Shares issued in reinvestment of dividends	934,588	7,199,680
Less shares redeemed	(18,014,230)	(31,178,851)
Net increase in shares outstanding	26,785,802	8,270,515
Fund Share Transactions—Class II:
Shares sold	95,271	64,516
Shares issued in reinvestment of dividends	580	2,374
Less shares redeemed	(57,214)	(19,870)
Net increase in shares outstanding	38,637	47,020

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies of Oakmark Fund ("Oakmark"), Oakmark Select Fund ("Select"), Oakmark Equity and Income Fund ("Equity and Income"), Oakmark Global Fund ("Global"), Oakmark Global Select Fund ("Global Select"), Oakmark International Fund ("International"), and Oakmark International Small Cap Fund ("Int'l Small Cap"), collectively referred to as the "Funds", each a series of Harris Associates Investment Trust (the "Trust"), a Massachusetts business trust, organized on February 1, 1991, which is registered as an open-end management investment company under the Investment Company Act of 1940. Each Fund, other than Select and Global Select, is diversified. The following policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Class disclosure—

Each Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares are offered to the general public. Class II Shares are offered to certain retirement plans such as 401(k) and profit sharing plans. Class II Shares pay a service fee at the annual rate of up to 0.25% of average net assets of Class II Shares of the Funds. This service fee is paid to a third-party administrator for performing the services associated with the administration of such retirement plans. Class I Shares do not have an associated service fee. Global Select Class II had no outstanding shares at September 30, 2010.

Income, realized and unrealized capital gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to each class pro rata based on the relative net assets of each class. Transfer and dividend disbursing agent fees and other shareholder servicing fees are specific to each class.

Redemption fees—

Each Fund, except Equity and Income, imposes a short-term trading fee on redemptions of shares held for 90 days or less to offset two types of costs to the Fund caused by short-term trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is 2% of the redemption value and is deducted from either the redemption proceeds or from the balance in the account. The "first-in, first-out" ("FIFO") method is used to determine the holding period. The Funds may approve the waiver of redemption fees on certain types of accounts held through intermediaries, pursuant to the Funds' policies and procedures.

Security valuation—

The Funds' share prices or net asset values ("NAVs") are calculated as of the close of regular session trading (usually 4:00 pm Eastern time) on the New York Stock Exchange ("NYSE") on any day on which the NYSE is open for trading. Equity securities principally traded on securities exchanges in the United States and over-the-counter securities are valued at the last sales price or the official closing price on the day of valuation, or lacking any reported sales that day, at the most recent bid quotation. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Equity securities principally traded on securities exchanges outside the United States shall be valued, depending on local convention or regulation, at the last sales price, the last bid or asked price, the mean between the last bid and asked prices, or the official closing price, or shall be based on a pricing composite as of the close of the regular trading hours on the appropriate exchange or other designated time. Debt obligations and money market instruments maturing in more than 60 days from the date of purchase are valued at the latest bid quotation or at an evaluated price provided by an independent professional pricing service. Debt obligations and money market instruments maturing in less than 61 days from the date of purchase are valued at amortized cost, which approximates fair value. Options are valued at the last reported sales price on the day of valuation or, lacking any reported sale price on the valuation date, at the mean of the most recent bid and asked quotations or, if the mean is not available, at the most recent bid quotation.

Securities for which quotations are not readily available or securities that may have been affected by a significant event occurring between the close of a foreign market and the close of the NYSE are valued at fair value, determined by or under the direction of the pricing committee established by the Board of Trustees. A significant event may include the performance of U.S. markets since the close of foreign markets. The Funds may use a systematic fair valuation model provided by an independent professional pricing service to value foreign securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. At September 30, 2010 Equity and Income and Int'l Small Cap held securities for which market quotations were not readily available and which were valued by the pricing committee at a fair value determined in good faith in accordance with procedures established by the Board of Trustees.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

Fair value measurement—

Various inputs are used in determining the value of each Fund's investments. These inputs are prioritized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, and others)

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from independent sources, and unobservable inputs reflect the Funds' own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2010 in valuing each Fund's assets and liabilities. Except for the industries or investment types separately stated below, the total amounts for common stocks, fixed income and short term investments in the table below are presented by industry or investment type in each Fund's Schedule of Investments. Forward foreign currency contracts are presented by contract in the notes following this summary:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Oakmark
Common Stocks	$3,251,438,583	$0	$0
Short Term Investments	0	164,386,389	0
Total	$3,251,438,583	$164,386,389	$0
Select
Common Stocks	$2,304,208,808	$0	$0
Short Term Investments	0	109,004,290	0
Total	$2,304,208,808	$109,004,290	$0
Equity and Income
Common Stocks - Packaged Food & Meats	$0	$580,979,607	$0
Common Stocks - All Other	10,343,400,193	0	0
Fixed Income	0	6,372,956,747	0
Short Term Investments	0	1,022,188,323	0
Total	$10,343,400,193	$7,976,124,677	$0
Global
Common Stocks	$2,023,370,815	$0	$0
Short Term Investments	0	61,131,143	0
Forward Foreign Currency Contracts - Liabilities	0	(12,063,968)	0
Total	$2,023,370,815	$49,067,175	$0
Global Select
Common Stocks	$319,746,476	$0	$0
Short Term Investments	0	11,006,887	0
Forward Foreign Currency Contracts - Liabilities	0	(1,935,404)	0
Total	$319,746,476	$9,071,483	$0

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
International
Common Stocks	$5,580,710,440	$0	$0
Short Term Investments	0	240,535,198	0
Forward Foreign Currency Contracts - Assets	0	5,272,941	0
Forward Foreign Currency Contracts - Liabilities	0	(37,599,616)	0
Total	$5,580,710,440	$208,208,523	$0
Int'l Small Cap+
Common Stocks	$1,155,823,860	$0	$0+
Short Term Investments	0	61,119,781	0
Forward Foreign Currency Contracts - Assets	0	1,885,145	0
Forward Foreign Currency Contracts - Liabilities	0	(8,783,187)	0
Total	$1,155,823,860	$54,221,739	$0

+  On September 30, 2009, Int'l Small Cap held a security classified as Level 3 within the Investment Banking and Brokerage category with a fair value of zero. For the 12-month period ending September 30, 2010, the Funds had no purchases or sales of Level 3 securities. The fair value of this holding remained at zero at September 30, 2010.

Foreign currency translation—

Certain Funds invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at current exchange rates obtained by a recognized bank, dealer, or independent pricing service on the day of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations. Net realized gains and losses on foreign currency transactions arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, foreign withholding taxes and tax reclaims recorded and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions in the Statement of Operations. Unrealized gains and losses arising from changes in the fair value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates are included in net change in unrealized appreciation (depreciation) on foreign currency translation in the Statements of Operations.

Forward foreign currency contracts—

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rates. Unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the end of the period is included in the Statements of Assets and Liabilities. Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the period are included in the Statement of Operations.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

At September 30, 2010 Global, Global Select, International, and Int'l Small Cap held forward foreign currency contracts, each whose counterparty is State Street Corporation, which are considered derivative instruments under Topic 815-10, as follows:

Oakmark Global Fund

	Contract Amount	Settlement Date	Valuation at 9/30/2010	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Australian Dollar	6,480,000	08/12/11	$6,012,679	$(379,939)
Australian Dollar	7,700,000	09/12/11	7,114,651	(352,742)
Australian Dollar	5,100,000	09/16/11	4,709,746	(115,156)
Japanese Yen	470,000,000	11/16/10	5,632,617	(413,729)
Japanese Yen	200,000,000	11/29/10	2,397,207	(109,322)
Japanese Yen	3,330,000,000	03/01/11	39,968,441	(2,429,550)
Japanese Yen	940,000,000	07/01/11	11,304,846	(613,430)
Japanese Yen	2,130,000,000	07/20/11	25,626,937	(1,110,645)
Japanese Yen	1,480,000,000	08/03/11	17,811,961	(639,201)
Japanese Yen	2,260,000,000	08/15/11	27,206,484	(602,599)
Japanese Yen	4,450,000,000	09/07/11	53,597,249	(523,124)
Swiss Franc	26,300,000	10/25/10	26,771,173	(502,695)
Swiss Franc	28,000,000	06/15/11	28,576,062	(134,651)
Swiss Franc	23,700,000	07/06/11	24,193,845	(1,752,788)
Swiss Franc	20,500,000	07/19/11	20,930,961	(1,150,763)
Swiss Franc	20,800,000	08/03/11	21,241,714	(1,233,634)
			$323,096,573	$(12,063,968)

During the year ended September 30, 2010 the proceeds from forward foreign currency contracts opened for Global were $346,548,238 and the cost to close contracts was $221,663,536.

Oakmark Global Select Fund

	Contract Amount	Settlement Date	Valuation at 9/30/2010	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Japanese Yen	270,000,000	12/24/10	$3,237,517	$(241,179)
Japanese Yen	590,000,000	03/01/11	7,081,496	(430,461)
Japanese Yen	118,000,000	07/01/11	1,419,119	(77,005)
Japanese Yen	280,000,000	07/20/11	3,368,799	(146,000)
Japanese Yen	176,000,000	08/03/11	2,118,179	(76,013)
Japanese Yen	315,000,000	08/15/11	3,792,054	(83,991)
Japanese Yen	435,000,000	09/07/11	5,239,282	(51,137)
Swiss Franc	4,000,000	10/25/10	4,071,661	(76,455)
Swiss Franc	6,900,000	06/15/11	7,041,958	(33,182)
Swiss Franc	4,260,000	07/06/11	4,348,767	(315,058)
Swiss Franc	3,600,000	07/19/11	3,675,681	(202,085)
Swiss Franc	3,420,000	08/03/11	3,492,628	(202,838)
			$48,887,141	$(1,935,404)

During the year ended September 30, 2010 the proceeds from forward foreign currency contracts opened for Global Select were $50,326,963 and the cost to close contracts was $27,362,259.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

Oakmark International Fund

	Contract Amount	Settlement Date	Valuation at 9/30/2010	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Australian Dollar	20,800,000	08/12/11	$19,299,957	$(1,228,917)
Australian Dollar	15,200,000	09/12/11	14,044,507	(696,322)
Australian Dollar	14,000,000	09/16/11	12,928,715	(316,115)
Euro	38,600,000	10/25/10	52,610,847	5,272,941
Japanese Yen	1,850,000,000	11/16/10	22,170,938	(1,628,507)
Japanese Yen	9,610,000,000	03/01/11	115,344,361	(7,011,403)
Japanese Yen	3,600,000,000	07/01/11	43,295,154	(2,349,305)
Japanese Yen	5,650,000,000	07/20/11	67,977,558	(2,946,078)
Japanese Yen	5,250,000,000	08/03/11	63,184,321	(2,267,435)
Japanese Yen	8,450,000,000	08/15/11	101,723,358	(2,253,082)
Japanese Yen	10,900,000,000	09/07/11	131,283,148	(1,281,359)
Swiss Franc	85,200,000	10/25/10	86,726,384	(1,628,502)
Swiss Franc	124,000,000	06/15/11	126,551,130	(596,311)
Swiss Franc	79,000,000	07/06/11	80,646,149	(5,842,627)
Swiss Franc	68,000,000	07/19/11	69,429,531	(3,817,165)
Swiss Franc	63,000,000	08/03/11	64,337,885	(3,736,488)
			$1,071,553,943	$(32,326,675)

During the year ended September 30, 2010 the proceeds from forward foreign currency contracts opened for International were $1,090,704,669 and the cost to close contracts was $568,742,221.

Oakmark Int'l Small Cap Fund

	Contract Amount	Settlement Date	Valuation at 9/30/2010	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Australian Dollar	8,525,000	08/12/11	$7,910,199	$(503,679)
Australian Dollar	7,100,000	09/12/11	6,560,263	(325,256)
Australian Dollar	5,850,000	09/16/11	5,402,356	(132,091)
Euro	13,800,000	10/25/10	18,809,059	1,885,145
Japanese Yen	510,000,000	11/16/10	6,111,988	(448,940)
Japanese Yen	80,000,000	11/29/10	958,883	(43,729)
Japanese Yen	1,712,000,000	03/01/11	20,548,340	(1,249,066)
Japanese Yen	1,265,000,000	07/01/11	15,213,436	(825,520)
Japanese Yen	1,040,000,000	07/20/11	12,512,683	(542,287)
Japanese Yen	938,000,000	08/03/11	11,288,932	(405,115)
Japanese Yen	1,620,000,000	08/15/11	19,501,993	(431,952)
Japanese Yen	2,270,000,000	09/07/11	27,340,619	(266,852)
Swiss Franc	7,200,000	10/25/10	7,328,990	(137,620)
Swiss Franc	5,700,000	06/06/11	5,816,617	(827,994)
Swiss Franc	20,000,000	06/15/11	20,411,472	(96,179)
Swiss Franc	17,600,000	07/06/11	17,966,737	(1,301,648)
Swiss Franc	10,350,000	07/19/11	10,567,583	(580,995)
Swiss Franc	11,200,000	08/03/11	11,437,846	(664,264)
			$225,687,996	$(6,898,042)

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

During the year ended September 30, 2010 the proceeds from forward foreign currency contracts opened for Int'l Small Cap were $230,034,907 and the cost to close contracts was $82,275,437.

Security transactions and investment income—

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security using the yield to maturity method. Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Net realized gains and losses on investments are determined by the specific identification method.

Short sales—

Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of the short sale. At September 30, 2010, none of the Funds had short sales.

Accounting for options—

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current fair value. Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not its counterparties, to perform.

When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of OTC derivatives, the failure of the counterparty to honor its obligation under the contract.

At September 30, 2010, the Funds had no outstanding options.

Committed line of credit—

The Trust has an unsecured committed line of credit (the "Facility") with State Street Bank and Trust Company ("State Street") in the amount of $450 million. Borrowings under that arrangement bear interest at 1.25% above the greater of the Federal Funds Effective Rate or LIBOR, as defined in the credit agreement. To maintain the Facility, an annualized commitment fee of 0.15% on the unused portion is charged to the Trust. Fees and interest expense, if any, related to the facility are included in other expenses in the Statements of Operations. There were no borrowings under the Facility during the year ended September 30, 2010.

Expense offset arrangement—

State Street serves as custodian of the Funds. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances each Fund maintains with State Street. Credit balances used to reduce the Funds' custodian fees, if any, are reported as a reduction of total expenses in the Statements of Operations. During the year ended September 30, 2010, none of the Funds received an expense offset credit.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

Repurchase agreements—

Each Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price.

The Funds' custodian receives delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the value of the collateral be at least equal to 102% of the repurchase price, including interest. Harris Associates L.P. (the "Adviser") is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

Security lending—

Each Fund, except Oakmark, may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash, cash equivalents or U.S. Treasuries maintained on a current basis in an amount at least equal to the fair value of the securities loaned by the Fund. Collateral is marked to market and monitored daily. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund would have the right to call the loan and attempt to obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period.

At September 30, 2010 none of the Funds had securities on loan.

Restricted securities—

The following investments, the sales of which are restricted to qualified institutional buyers, have been valued according to the securities valuation procedures for debt obligations and money market instruments (as stated in the Security valuation section) since their acquisition dates. These securities are priced using market quotations or at amortized cost and there are no unrestricted securities with the same maturity dates and yields for the issuer.

At September 30, 2010, Equity and Income held the following restricted securities:

Par	Security Name	Acquisition Date	Carrying Value	Original Cost	Value	Percentage of Net Assets
$3,000,000	Sealed Air Corporation, 144A, 5.625% due 7/15/2013	6/27/2003	$106.7378	$100.68	$3,202,134	0.02%
3,740,000	Sealed Air Corporation, 144A, 5.625% due 7/15/2013	8/20/2003	106.7378	96.41	3,991,994	0.02%
300,000	Sealed Air Corporation, 144A, 5.625% due 7/15/2013	8/21/2003	106.7378	96.79	320,213	0.00%
11,700,000	Sealed Air Corporation, 144A, 5.625% due 7/15/2013	4/6/2004	106.7378	103.31	12,488,323	0.07%
25,000,000	BP Capital Markets PLC, 144A, 0.39% due 10/25/2010	9/24/2010	99.9746	99.9747	24,993,667	0.14%
25,000,000	BP Capital Markets PLC, 144A, 0.59% due 11/26/2010	8/27/2010	99.9179	99.9098	24,979,495	0.14%

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

Par	Security Name	Acquisition Date	Carrying Value	Original Cost	Value	Percentage of Net Assets
$30,000,000	Medtronic Inc., 144A, 0.20% due 10/7/2010	8/10/2010	$99.9961	$99.9967	$29,998,833	0.16%
3,600,000	Medtronic Inc., 144A, 0.18% due 10/12/2010	9/15/2010	99.9940	99.9945	3,599,784	0.02%
50,000,000	Procter & Gamble International Funding, 144A, 0.19% due 10/7/2010	9/16/2010	99.9926	99.9968	49,996,306	0.27%
50,000,000	Procter & Gamble International Funding, 144A, 0.19% due 10/28/2010	9/24/2010	99.9842	99.9858	49,992,083	0.27%
30,000,000	Shell International Finance BV, 144A, 0.19% due 10/25/2010	8/31/2010	99.9831	99.9873	29,994,933	0.16%
29,035,000	Wal-Mart Stores, Inc., 144A, 0.21% due 10/26/2010	9/17/2010	99.9854	99.9854	29,030,766	0.16%
10,000,000	WellPoint, Inc., 144A, 0.33% due 10/4/2010	8/3/2010	99.9963	99.9973	9,999,633	0.06%
20,000,000	WellPoint, Inc., 144A, 0.33% due 10/6/2010	8/5/2010	99.9945	99.9954	19,998,900	0.11%
10,000,000	WellPoint, Inc., 144A, 0.30% due 10/26/2010	8/25/2010	99.9761	99.9792	9,997,617	0.06%
10,000,000	WellPoint, Inc., 144A, 0.31% due 11/18/2010	9/16/2010	99.9503	99.9587	9,995,032	0.06%
10,000,000	WellPoint, Inc., 144A, 0.36% due 12/21/2010	9/10/2010	99.9134	99.9213	9,991,344	0.05%
					$322,571,057	1.77%

Federal income taxes—

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required. There is no material liability for unrecognized tax benefits in the accompanying financial statements. Generally, each of the tax years in the four-year period ended September 30, 2010 remains subject to examination by taxing authorities.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

2. TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with the Adviser. For management services and facilities furnished, the Adviser receives from each Fund a monthly fee based on that Fund's net assets at the end of the preceding month. Annual fee rates are as follows:

Fund	Advisory Fees	Fund	Advisory Fees
Oakmark Select Equity and Income	1.00% up to $2 billion;
0.90% on the next $1 billion;
0.80% on the next $2 billion;
0.75% on the next $2.5 billion;
0.70% on the next $2.5 billion; and
0.65% over $10 billion

1.00% up to $1 billion;
0.95% on the next $500 million;
0.90% on the next $500 million;
0.85% on the next $500 million;
0.80% on the next $2.5 billion;
0.75% on the next $5 billion; and
0.725% over $10 billion

0.75% up to $5 billion;
0.70% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.65% on the next $2.5 billion;
0.60% on the next $3.5 billion;
0.585% on the next $5 billion;
0.5775% on the next $7 billion; and
0.5725% over $28 billion	Global Global Select International Int'l Small Cap	1.00% up to $2 billion;
0.95% on the next $2 billion;
0.90% on the next $4 billion; and
0.875% over $8 billion

1.00% up to $2 billion;
0.95% on the next $1 billion;
0.875% on the next $4 billion; and
0.85% over $7 billion

1.00% up to $2 billion;
0.95% on the next $1 billion;
0.85% on the next $2 billion;
0.825% on the next $2.5 billion;
0.815% on the next $3.5 billion;
0.805% on the next $5.5 billion; and
0.80% over $16.5 billion

1.25% up to $500 million;
1.10% on the next $1 billion;
1.05% on the next $2 billion; and
1.025% over $3.5 billion

The Adviser is contractually obligated through January 31, 2011 to reimburse each Fund Class to the extent, but only to the extent, that its annualized expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) exceed the percent set forth below of average daily net assets of the Fund Class.

Fund	Class I	Class II
Oakmark	1.50%	1.75%
Select	1.50	1.75
Equity and Income	1.00	1.25
Global	1.75	2.00
Global Select	1.75	2.00
International	2.00	2.25
Int'l Small Cap	2.00	2.25

The Adviser is entitled to recoup from any Fund Class, in any fiscal year through September 30, 2014, amounts reimbursed to that Fund Class, except to the extent that the Fund Class already has paid such recoupment to the Adviser or such recoupment would cause the annual ordinary operating expenses of a Fund Class for that fiscal year to exceed the applicable limit stated above. As of September 30, 2010 there were no amounts subject to recoupment.

The Adviser and the Funds have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of those customers were registered directly with the Funds' transfer agent. Accordingly, the Funds pay a portion of the intermediary fees pursuant to an agreement with the Adviser, which calls for each

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

Fund to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediary (which generally are a percentage of value of the shares held) not exceeding the lesser of 75% of the fees charged by the intermediary or what the Fund would have paid its transfer agent had each customer's shares been registered directly with the transfer agent instead of held through the intermediary. The Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as other shareholder servicing fees in the Statements of Operations.

The non-interested Trustees of the Trust may participate in the Trust's Deferred Compensation Plan for Independent Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of a participant's deferral account is determined by reference to the change in value of Class I shares of one or more of the Funds or a money market fund as specified by the participant. Benefits would be payable after a stated number of years or retirement from the board. The accrued obligations of the Funds under the plan are reflected as deferred Trustee compensation in the Statements of Assets and Liabilities. The Trust pays the compensation of the Trustees other than those affiliated with the Adviser and all expenses incurred in connection with their services to the Trust. The Trust does not provide any pension or retirement benefits to its Trustees.

The Funds reimburse the Adviser for a portion of the compensation paid to the Funds' Chief Compliance Officer ("CCO"). The CCO expenses incurred by the Funds are included in other expenses in the Statement of Operations.

3. FEDERAL INCOME TAXES

At September 30, 2010 the cost of investments for federal income tax purposes and related composition of unrealized gains and losses for each Fund were as follows:

Fund	Cost of Investments for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Oakmark	$2,575,628,228	$856,151,022	$(15,954,278)	$840,196,744
Select	1,884,901,151	616,161,364	(87,849,417)	528,311,947
Equity and Income	16,087,915,624	2,352,214,557	(120,605,311)	2,231,609,246
Global	1,832,883,835	389,781,545	(138,163,422)	251,618,123
Global Select	323,551,423	33,628,026	(26,426,086)	7,201,940
International	5,243,983,927	834,000,574	(256,738,863)	577,261,711
Int'l Small Cap	1,217,253,417	138,815,866	(139,125,642)	(309,776)

On September 30, 2010, the tax year end of the Funds, the following Funds had available capital loss carryforwards to be utilized in the current period to offset future net capital gains through the indicated expiration dates as follows:

Fund	Expires September 30, 2017	Expires September 30, 2018	Utilized Capital Loss carryforwards September 30, 2010
Oakmark	$661,249	$3,464,831	$0
Select	9,781,325	0	240,496,436
Equity and Income	233,021,030	117,513,881	0
Global	41,801,493	248,448,296	0
Global Select	41,261,865	0	2,266,105
International	303,277,583	539,863,265	0
Int'l Small Cap	36,357,966	58,762,245	0

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

For the year ended September 30, 2010 the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation)) were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long- Term Gain	Total Distributable Earnings
Oakmark	$17,755,869	$0	$17,755,869
Select	3,893,170	0	3,893,170
Equity and Income	152,239,089	0	152,239,089
Global	9,030,670	0	9,030,670
Global Select	758,539	0	758,539
International	54,032,780	0	54,032,780
Int'l Small Cap	7,967,962	0	7,967,962

During the year ended September 30, 2010 and the year ended September 30, 2009 the tax character of distributions paid was as follows:

	Year ended September 30, 2010		Year ended September 30, 2009
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain
Oakmark	$21,191,609	$0	$42,797,994	$93,707,504
Select	7,151,944	0	29,078,511	0
Equity and Income	187,239,323	0	208,469,706	315,607,090
Global	12,675,492	0	69,175,944	0
Global Select	1,100,573	0	10,153,233	0
International	31,064,403	0	312,062,206	17,335,413
Int'l Small Cap	11,569,123	0	48,127,188	5,557,770

On September 30, 2010 the Funds had temporary book/tax differences in undistributed earnings that were primarily attributable to trustee deferred compensation expenses, passive foreign investment companies, foreign currency contracts and deferrals of capital losses on wash sales. Temporary differences will reverse over time. The Funds have permanent differences in book/tax undistributed earnings primarily attributable to currency gains and losses. Permanent differences have been recorded in their respective component of the Analysis of Net Assets.

4. INVESTMENT TRANSACTIONS

For the year ended September 30, 2010 transactions in investment securities (excluding short term and U.S. Government securities) were as follows (in thousands):

	Oakmark	Select	Equity and Income	Global	Global Select	International	Int'l Small Cap
Purchases	$742,485	$565,392	$5,585,646	$871,392	$194,251	$3,400,628	$787,482
Proceeds from sales	826,203	694,331	4,714,909	669,261	146,033	2,317,791	489,680

Purchases at cost and proceeds from sales (in thousands) of long-term U.S. Government securities for the year ended September 30, 2010 were $10,101,145 and $9,785,572, respectively, for Equity and Income.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

5. INVESTMENT IN AFFILIATED ISSUERS

An issuer in which a Fund's ownership represents 5% or more of the outstanding voting securities of the issuer is an affiliated issuer as defined under the Investment Company Act of 1940. A schedule of each Fund's investments in securities of affiliated issuers for the year ended September 30, 2010 is set forth below:

Schedule of Transactions with Affiliated Issuers
Oakmark Equity and Income Fund

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Value September 30, 2009	Value September 30, 2010
Broadridge Financial Solutions, Inc.	6,750,000	$89,081,288	$0	$3,086,890	$50,147,490	$154,372,500
Kirby Corp. (a) (b)	2,000,000	8,318,039	30,489,710	0	94,255,518	80,120,000
PartnerRe, Ltd.	3,900,000	107,092,686	0	6,625,810	193,242,504	312,702,000
Walter Energy, Inc.	3,000,000	0	0	1,350,000	180,180,000	243,870,000
Walter Investment Management Corp. (b)	1,035,000	0	1,013,756	2,128,695	17,520,994	18,102,150
TOTALS		$204,492,013	$31,503,466	$13,191,395	$535,346,506	$809,166,650

Schedule of Transactions with Affiliated Issuers
Oakmark International Fund

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Value September 30, 2009	Value September 30, 2010
Meitec Corp. (a)	2,475,100	$0	$0	$0	$42,021,416	$45,985,626
Signet Jewelers, Ltd. (a) (b)	4,060,090	23,925,505	44,627,489	0	122,688,216	128,867,257
TOTALS		$23,925,505	$44,627,489	$0	$164,709,632	$174,852,883

Schedule of Transactions with Affiliated Issuers
Oakmark International Small Cap Fund

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Value September 30, 2009	Value September 30, 2010
Alaska Milk Corp. (b)	38,330,300	$0	$4,275,169	$380,891	$6,304,517	$11,092,510
Freightways, Ltd.	7,915,800	5,106,980	0	897,248	12,543,105	17,133,075
Interpump Group SpA (a)	5,281,500	10,565,183	7,663,939	0	26,710,306	33,048,030
Interpump Group SpA, Warrants (a)	1,042,080	0	0	0	0	951,813
JJB Sports PLC (a)	65,008,000	17,744,597	2,519,843	0	9,239,736	8,424,985
LSL Property Services PLC	7,558,000	15,898,082	12,910,685	695,788	24,329,944	27,485,666
Media Prima Berhad (b)	12,776,300	0	18,202,693	879,804	19,865,381	8,939,685
Orbotech, Ltd. (a)	1,944,000	8,778,483	0	0	10,080,921	19,401,120
Pasona Group, Inc.	27,008	2,042,738	0	131,079	17,583,027	19,023,364
Vitec Group PLC	3,035,979	0	0	871,097	17,709,631	24,036,857
TOTALS		$60,136,063	$45,572,329	$3,855,907	$144,366,568	$169,537,105

(a)  Non-income producing security.

(b)  Due to transactions during the period ended September 30, 2010, the company is no longer an affiliated security.

6. SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events existing in the Funds' financial statements. Management has determined that there are no material events that would require disclosure in the Funds' financial statements through the date of the publication of this report.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Fund's financial performance during the last 5 years (or since it began operations, if less than five years). Certain information reflects financial results for a single Fund share. Total returns represent the rate a shareholder would have earned (or lost) on an investment, assuming reinvestment of all dividends and distributions. Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information for all fiscal years disclosed. For each year shown, all information is for the fiscal year ended September 30, unless otherwise noted.

THE OAKMARK FUNDS

OAKMARK FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2006
Net Asset Value, Beginning of Year	$34.55	$35.31	$47.28	$44.64	$40.75
Income From Investment Operations:
Net Investment Income	0.24	0.29 (a)	0.52	0.47 (a)	0.39 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	3.80	0.39	(8.51)	4.60	3.85
Total From Investment Operations	4.04	0.68	(7.99)	5.07	4.24
Less Distributions:
From Net Investment Income	(0.23)	(0.45)	(0.56)	(0.43)	(0.35)
From Capital Gains	0.00	(0.99)	(3.42)	(2.00)	0.00
Total Distributions	(0.23)	(1.44)	(3.98)	(2.43)	(0.35)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$38.36	$34.55	$35.31	$47.28	$44.64
Total Return	11.74%	3.38%	-18.14%	11.51%	10.46%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$3,419.3	$3,144.2	$3,610.1	$5,656.9	$5,486.2
Ratio of Expenses to Average Net Assets*	1.11%	1.23%	1.10%	1.01%	1.05%
Ratio of Net Investment Income to Average Net Assets	0.65%	1.06%	1.17%	1.01%	0.94%
Portfolio Turnover Rate	24%	62%	32%	12%	9%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2006
Net Asset Value, Beginning of Year	$34.56	$35.12	$46.97	$44.35	$40.51
Income From Investment Operations:
Net Investment Income	0.13	0.24 (a)	0.54	0.32 (a)	0.25 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	3.79	0.45	(8.64)	4.55	3.82
Total From Investment Operations	3.92	0.69	(8.10)	4.87	4.07
Less Distributions:
From Net Investment Income	(0.16)	(0.26)	(0.33)	(0.25)	(0.23)
From Capital Gains	0.00	(0.99)	(3.42)	(2.00)	0.00
Total Distributions	(0.16)	(1.25)	(3.75)	(2.25)	(0.23)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$38.32	$34.56	$35.12	$46.97	$44.35
Total Return	11.37%	3.22%	-18.44%	11.11%	10.08%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$9.0	$8.2	$12.4	$29.1	$37.5
Ratio of Expenses to Average Net Assets*	1.42%	1.44%	1.47%	1.36%	1.40%
Ratio of Net Investment Income to Average Net Assets	0.34%	0.88%	0.81%	0.67%	0.59%
Portfolio Turnover Rate	24%	62%	32%	12%	9%

* The ratio excludes expense offset arrangement.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

THE OAKMARK FUNDS

OAKMARK SELECT FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2006
Net Asset Value, Beginning of Year	$22.68	$20.34	$33.05	$34.48	$33.44
Income From Investment Operations:
Net Investment Income	0.06 (a)	0.11 (a)	0.35	0.38 (a)	0.36 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	2.97	2.48	(9.63)	2.11	2.76
Total From Investment Operations	3.03	2.59	(9.28)	2.49	3.12
Less Distributions:
From Net Investment Income	(0.07)	(0.25)	(0.32)	(0.39)	(0.29)
From Capital Gains	0.00	0.00	(3.11)	(3.53)	(1.79)
Total Distributions	(0.07)	(0.25)	(3.43)	(3.92)	(2.08)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$25.64	$22.68	$20.34	$33.05	$34.48
Total Return	13.39%	13.30%	-30.43%	7.00%	9.58%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$2,407.8	$2,265.3	$2,558.9	$5,397.4	$5,776.6
Ratio of Expenses to Average Net Assets*	1.08%	1.19%	1.08%	0.97%	0.99%
Ratio of Net Investment Income to Average Net Assets	0.22%	0.66%	1.16%	1.11%	1.08%
Portfolio Turnover Rate	25%	34%	26%	10%	22%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30, 2010		Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2006
Net Asset Value, Beginning of Year	$22.70		$20.29	$32.82	$34.23	$33.24
Income From Investment Operations:
Net Investment Income (Loss)	(0.02	)(a)	0.12 (a)	0.34	0.27 (a)	0.26 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	2.97		2.49	(9.65)	2.09	2.72
Total From Investment Operations	2.95		2.61	(9.31)	2.36	2.98
Less Distributions:
From Net Investment Income	(0.06)		(0.20)	(0.11)	(0.24)	(0.20)
From Capital Gains	0.00		0.00	(3.11)	(3.53)	(1.79)
Total Distributions	(0.06)		(0.20)	(3.22)	(3.77)	(1.99)
Redemption Fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$25.59		$22.70	$20.29	$32.82	$34.23
Total Return	12.99%		13.34%	-30.64%	6.65%	9.18%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$8.3		$8.1	$15.1	$36.2	$68.1
Ratio of Expenses to Average Net Assets*	1.39%		1.28%	1.37%	1.35%	1.34%
Ratio of Net Investment Income (loss) to Average Net Assets	(0.08)%		0.72%	0.88%	0.79%	0.78%
Portfolio Turnover Rate	25%		34%	26%	10%	22%

* The ratio excludes expense offset arrangement.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

OAKMARK EQUITY AND INCOME FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30, 2010	Year Ended September 30, 2009		Year Ended September 30, 2008		Year Ended September 30, 2007	Year Ended September 30, 2006
Net Asset Value, Beginning of Year	$24.72	$25.57		$28.67		$26.49	$25.41
Income From Investment Operations:
Net Investment Income	0.27 (a)	0.35	(a)	0.53	(a)	0.58 (a)	0.44
Net Gain (Loss) on Investments (both realized and unrealized)	1.33	(0.24)		(1.52)		3.41	1.18
Total From Investment Operations	1.60	0.11		(0.99)		3.99	1.62
Less Distributions:
From Net Investment Income	(0.29)	(0.39)		(0.60)		(0.50)	(0.34)
From Capital Gains	0.00	(0.57)		(1.51)		(1.31)	(0.20)
Total Distributions	(0.29)	(0.96)		(2.11)		(1.81)	(0.54)
Redemption Fees	0.00	0.00		0.00	(b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$26.03	$24.72		$25.57		$28.67	$26.49
Total Return	6.52%	1.02%		-3.85%		15.77%	6.51%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$16,993.7	$14,418.4		$13,263.3		$12,489.5	$10,414.5
Ratio of Expenses to Average Net Assets*	0.79%	0.85%		0.81%		0.83%	0.86%
Ratio of Net Investment Income to Average Net Assets	1.04%	1.59%		1.93%		2.14%	1.88%
Portfolio Turnover Rate	91%	78	%(c)	65	%(c)	67%	81%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30, 2010	Year Ended September 30, 2009		Year Ended September 30, 2008		Year Ended September 30, 2007	Year Ended September 30, 2006
Net Asset Value, Beginning of Year	$24.57	$25.40		$28.50		$26.35	$25.29
Income From Investment Operations:
Net Investment Income	0.18	0.28	(a)	0.43	(a)	0.48 (a)	0.35
Net Gain (Loss) on Investments (both realized and unrealized)	1.33	(0.24)		(1.51)		3.40	1.19
Total From Investment Operations	1.51	0.04		(1.08)		3.88	1.54
Less Distributions:
From Net Investment Income	(0.23)	(0.30)		(0.51)		(0.42)	(0.28)
From Capital Gains	0.00	(0.57)		(1.51)		(1.31)	(0.20)
Total Distributions	(0.23)	(0.87)		(2.02)		(1.73)	(0.48)
Redemption Fees	0.00	0.00		0.00	(b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$25.85	$24.57		$25.40		$28.50	$26.35
Total Return	6.17%	0.70%		-4.19%		15.38%	6.18%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$1,270.1	$1,110.4		$1,009.7		$915.1	$718.1
Ratio of Expenses to Average Net Assets*	1.12%	1.18%		1.16%		1.17%	1.18%
Ratio of Net Investment Income to Average Net Assets	0.71%	1.26%		1.59%		1.82%	1.57%
Portfolio Turnover Rate	91%	78	%(c)	65	%(c)	67%	81%

* The ratio excludes expense offset arrangement.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  The ratio excludes in-kind transactions.

THE OAKMARK FUNDS

OAKMARK GLOBAL FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2006
Net Asset Value, Beginning of Year	$18.94	$19.43	$28.08	$26.69	$23.91
Income From Investment Operations:
Net Investment Income	0.10	0.11	0.25	0.18 (a)	0.27
Net Gain (Loss) on Investments (both realized and unrealized)	1.49	0.13	(5.82)	5.06	3.74
Total From Investment Operations	1.59	0.24	(5.57)	5.24	4.01
Less Distributions:
From Net Investment Income	(0.14)	(0.70)	(0.04)	(0.31)	(0.26)
From Capital Gains	0.00	(0.03)	(3.04)	(3.54)	(0.97)
Total Distributions	(0.14)	(0.73)	(3.08)	(3.85)	(1.23)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$20.39	$18.94	$19.43	$28.08	$26.69
Total Return	8.43%	2.65%	-22.10%	21.29%	17.46%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$2,031.8	$1,675.9	$1,946.6	$3,006.2	$2,282.2
Ratio of Expenses to Average Net Assets*	1.15%	1.23%	1.16%	1.13%	1.18%
Ratio of Net Investment Income to Average Net Assets	0.53%	0.76%	0.95%	0.66%	1.18%
Portfolio Turnover Rate	37%	32%	41%	35%	41%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2006
Net Asset Value, Beginning of Year	$18.58	$19.01	$27.62	$26.31	$23.63
Income From Investment Operations:
Net Investment Income	0.00 (b)	0.07 (a)	0.13	0.07 (a)	0.18
Net Gain (Loss) on Investments (both realized and unrealized)	1.48	0.14	(5.69)	4.99	3.69
Total From Investment Operations	1.48	0.21	(5.56)	5.06	3.87
Less Distributions:
From Net Investment Income	(0.09)	(0.61)	(0.01)	(0.21)	(0.22)
From Capital Gains	0.00	(0.03)	(3.04)	(3.54)	(0.97)
Total Distributions	(0.09)	(0.64)	(3.05)	(3.75)	(1.19)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$19.97	$18.58	$19.01	$27.62	$26.31
Total Return	8.02%	2.43%	-22.46%	20.82%	17.01%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$50.5	$54.4	$57.6	$90.3	$77.1
Ratio of Expenses to Average Net Assets*	1.54%	1.54%	1.57%	1.53%	1.56%
Ratio of Net Investment Income to Average Net Assets	0.09%	0.46%	0.54%	0.25%	0.80%
Portfolio Turnover Rate	37%	32%	41%	35%	41%

* The ratio excludes expense offset arrangement.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

OAKMARK GLOBAL SELECT FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008	October 2, 2006 through September 30, 2007 (a)
Net Asset Value, Beginning of Year	$9.54	$8.23	$11.61	$10.00
Income From Investment Operations:
Net Investment Income	0.04	0.06	0.14 (b)	0.12	(b)
Net Gain (Loss) on Investments (both realized and unrealized)	0.61	1.60	(3.07)	1.49
Total From Investment Operations	0.65	1.66	(2.93)	1.61
Less Distributions:
From Net Investment Income	(0.04)	(0.35)	(0.02)	(0.01)
From Capital Gains	0.00	0.00	(0.44)	0.00
Total Distributions	(0.04)	(0.35)	(0.46)	(0.01)
Redemption Fees	0.00 (c)	0.00 (c)	0.01	0.01
Net Asset Value, End of Year	$10.15	$9.54	$8.23	$11.61
Total Return	6.81%	22.24%	-25.95%	16.23	%²
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$329.9	$266.2	$232.8	$377.7
Ratio of Expenses to Average Net Assets*	1.29%	1.43%	1.35%	1.31	%†
Ratio of Net Investment Income to Average Net Assets	0.40%	0.88%	1.41%	1.01	%†
Portfolio Turnover Rate	50%	41%	62%	33	%²

²  Data has not been annualized.

†  Data has been annualized.

* The ratio excludes expense offset arrangement.

(a)  The date on which Fund shares were first offered for sale to the public was October 2, 2006.

(b)  Computed using average shares outstanding throughout the period.

(c)  Amount rounds to less than $0.01 per share.

THE OAKMARK FUNDS

OAKMARK INTERNATIONAL FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2006
Net Asset Value, Beginning of Year	$16.25	$15.71	$26.59	$26.83	$23.52
Income From Investment Operations:
Net Investment Income	0.20 (a)	0.16 (a)	0.65	0.43	0.41
Net Gain (Loss) on Investments (both realized and unrealized)	1.85	1.87	(7.11)	3.25	4.49
Total From Investment Operations	2.05	2.03	(6.46)	3.68	4.90
Less Distributions:
From Net Investment Income	(0.12)	(1.39)	(0.17)	(0.44)	(0.59)
From Capital Gains	0.00	(0.10)	(4.25)	(3.48)	(1.00)
Total Distributions	(0.12)	(1.49)	(4.42)	(3.92)	(1.59)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$18.18	$16.25	$15.71	$26.59	$26.83
Total Return	12.67%	17.71%	-28.59%	14.53%	22.14%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$5,707.4	$4,045.4	$3,753.6	$8,446.6	$7,200.5
Ratio of Expenses to Average Net Assets*	1.08%	1.17%	1.10%	1.05%	1.08%
Ratio of Net Investment Income to Average Net Assets	1.21%	1.32%	2.32%	1.65%	1.80%
Portfolio Turnover Rate	51%	53%	41%	50%	37%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2006
Net Asset Value, Beginning of Year	$16.38	$15.55	$26.32	$26.61	$23.36
Income From Investment Operations:
Net Investment Income	0.14 (a)	0.14 (a)	0.39 (a)	0.35	0.34
Net Gain (Loss) on Investments (both realized and unrealized)	1.86	1.96	(6.86)	3.19	4.45
Total From Investment Operations	2.00	2.10	(6.47)	3.54	4.79
Less Distributions:
From Net Investment Income	(0.13)	(1.17)	(0.05)	(0.35)	(0.54)
From Capital Gains	0.00	(0.10)	(4.25)	(3.48)	(1.00)
Total Distributions	(0.13)	(1.27)	(4.30)	(3.83)	(1.54)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$18.25	$16.38	$15.55	$26.32	$26.61
Total Return	12.26%	17.70%	-28.91%	14.04%	21.71%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$146.0	$107.8	$130.8	$586.9	$496.0
Ratio of Expenses to Average Net Assets*	1.45%	1.32%	1.52%	1.44%	1.47%
Ratio of Net Investment Income to Average Net Assets	0.83%	1.15%	1.96%	1.31%	1.43%
Portfolio Turnover Rate	51%	53%	41%	50%	37%

* The ratio excludes expense offset arrangement.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

OAKMARK INTERNATIONAL SMALL CAP FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2006
Net Asset Value, Beginning of Year	$11.51	$11.36	$23.19	$24.09	$22.79
Income From Investment Operations:
Net Investment Income	0.12 (a)	0.15 (a)	0.37	0.32	0.42
Net Gain (Loss) on Investments (both realized and unrealized)	1.55	1.06	(6.36)	2.77	5.12
Total From Investment Operations	1.67	1.21	(5.99)	3.09	5.54
Less Distributions:
From Net Investment Income	(0.16)	(0.93)	(0.18)	(0.56)	(0.70)
From Capital Gains	0.00	(0.13)	(5.66)	(3.43)	(3.54)
Total Distributions	(0.16)	(1.06)	(5.84)	(3.99)	(4.24)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$13.02	$11.51	$11.36	$23.19	$24.09
Total Return	14.70%	16.28%	-32.47%	13.35%	28.50%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$1,217.2	$768.0	$663.6	$1,326.5	$1,274.5
Ratio of Expenses to Average Net Assets*	1.38%	1.54%	1.41%	1.34%	1.37%
Ratio of Net Investment Income to Average Net Assets	1.02%	1.77%	2.17%	1.19%	1.73%
Portfolio Turnover Rate	54%	46%	50%	57%	44%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2006
Net Asset Value, Beginning of Year	$11.50	$11.33	$23.15	$24.05	$22.77
Income From Investment Operations:
Net Investment Income	0.09 (a)	0.14 (a)	0.47	0.29	0.41
Net Gain (Loss) on Investments (both realized and unrealized)	1.54	1.06	(6.48)	2.79	5.10
Total From Investment Operations	1.63	1.20	(6.01)	3.08	5.51
Less Distributions:
From Net Investment Income	(0.16)	(0.90)	(0.15)	(0.55)	(0.69)
From Capital Gains	0.00	(0.13)	(5.66)	(3.43)	(3.54)
Total Distributions	(0.16)	(1.03)	(5.81)	(3.98)	(4.23)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$12.97	$11.50	$11.33	$23.15	$24.05
Total Return	14.30%	16.08%	-32.63%	13.29%	28.33%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$1.4	$0.8	$0.3	$0.9	$0.8
Ratio of Expenses to Average Net Assets*	1.72%	1.71%	1.54%	1.43%	1.47%
Ratio of Net Investment Income to Average Net Assets	0.74%	1.66%	2.12%	1.12%	1.62%
Portfolio Turnover Rate	54%	46%	50%	57%	44%

* The ratio excludes expense offset arrangement.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Harris Associates Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Harris Associates Investment Trust comprising Oakmark Fund, Oakmark Select Fund, Oakmark Equity and Income Fund, Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund, and Oakmark International Small Cap Fund (collectively the "Funds"), as of September 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the Funds, except Oakmark Global Select Fund, for each of the five years in the period then ended, and the financial highlights of Oakmark Global Select Fund for the period from October 2, 2006 (commencement of operations) to September 30, 2007 and for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the Funds' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two year in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
November 5, 2010

THE OAKMARK FUNDS

Federal Tax Information (Unaudited)

Global, Global Select, International and Int'l Small Cap paid qualifying foreign taxes of $1,719,357, $218,996, $6,707,224 and $1,710,964 and earned $25,017,809, $3,477,165, $118,148,946 and $24,670,761 foreign source income during the year ended September 30, 2010, respectively. Pursuant to Section 853 of the Internal Revenue Code, Global, Global Select, International, and Int'l Small Cap designated $0.02, $0.01, $0.02 and $0.02 per share as foreign taxes paid and $0.24, $0.11, $0.37 and $0.26 per share as income earned from foreign sources for the year ended September 30, 2010, respectively.

Qualified dividend income ("QDI") received by the Funds through September 30, 2010 that qualified for a reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003 are as follows:

Fund
Oakmark	$59,337,134
Select	31,635,951
Equity and Income	189,451,729
Global	30,845,684
Global Select	4,904,894
International	88,553,764
Int'l Small Cap	23,084,081

For corporate shareholders, a portion of the ordinary dividends paid during the Funds' year ended September 30, 2010 qualified for the dividends received deduction, as follows:

Fund
Oakmark	100.00%
Select	100.00%
Equity and Income	67.08%
Global	27.31%
Global Select	62.78%
International	0.00%
Int'l Small Cap	0.00%

THE OAKMARK FUNDS

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

For a prospectus and more information about The Oakmark Funds, including management fees and expenses and the special risks of investing, please visit oakmark.com or call 1-800-OAKMARK (1-800-625-6275). Please read the prospectus carefully before investing. An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing. This and other information about The Oakmark Funds are contained in the Funds' prospectus.

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this letter, and are subject to change without notice.

The performance data quoted represents past performance. The performance information for the Funds does not reflect the imposition of a 2% redemption fee on shares of all Funds, other than Oakmark Equity & Income Fund, redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, visit oakmark.com.

Current and future portfolio holdings are subject to risk.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Because both Oakmark Select Fund and Oakmark Global Select Fund are non-diversified, the performance of each holding in those Funds will have a greater impact on the Funds' total returns, and may make the Funds' returns more volatile than a more diversified fund.

Oakmark Equity and Income Fund may invest in medium- and lower-quality debt securities that have higher yield potential but present greater investment and credit risk than higher-quality securities. These risks may result in greater share price volatility. An economic downturn could severely disrupt the market in medium or lower grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

Investing in foreign securities represents risks which in some way may be greater than in U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies. Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

Endnotes:

  1.  Breen, Michael. "Bull- and Bear-Market Stars." Reprinted by permission of Morningstar. June 2010.
http://www.oakmark.com/news/newsdisclosure.asp?news_id=525

  2.  Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

  3.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

  4.  The S&P 500 Total Return Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

  5.  Average Dividend Payout Ratios taken from Bloomberg.

THE OAKMARK FUNDS

  6.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

  7.  EPS refers to Earnings Per Share and is calculated by dividing total earnings by the number of shares outstanding.

  8.  Average P/E Ratios taken from FactSet.

  9.  The Dow Jones Industrial Average is an index that includes only 30 U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

  10.  The Lipper Large Cap Value Fund Index is an equally weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

  11.  The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

  12.  The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

  13.  The Barclays Capital U.S. Government / Credit Bond Index is a benchmark index made up of the Barclays Capital U.S. Government and U.S. Corporate Bond indices, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot invest directly in this index.

  14.  Siegel, Jeremy and Jeremy Schwartz. "The Great American Bond Bubble." The Wall Street Journal, August 18, 2010. http://online.wsj.com/article/SB10001424052748704407804575425384002846058.html

  15.  Crescenzi, Tony. "Bond Bubble Babble." CNBC, August 20, 2010.
http://www.cnbc.com/id/38785166/Crescenzi_Bond_Bubble_Babble

  16.  Long, Caitlin. "The true costs of very low interest rates." Financial Times, August 11, 2010.
http://www.ft.com/cms/s/0/2838c142-a560-11df-a5b7-00144feabdc0.html

  17.  The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

  18.  The Lipper Global Fund Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot invest directly in this index.

  19.  The MSCI World ex U.S. Index (Net) is a free float-adjusted market capitalization index that is designed to measure international developed market equity performance, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

  20.  The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

  21.  The Lipper International Fund Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

  22.  The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

  23.  The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL, and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Trustees and Officers

The Board of Trustees has overall responsibility for the conduct of the affairs of Harris Associates Investment Trust ("Trust"), and its seven series, The Oakmark Funds. Each trustee serves until the next annual meeting of shareholders and until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. Each trustee must retire at the end of the calendar year in which the trustee attains the age of 72. The Board of Trustees may fill any vacancy on the board provided that after such appointment, at least two-thirds of the trustees have been elected by the shareholders. No person shall be appointed or elected to serve as a trustee for the first time after attaining the age of 65. A majority of trustees then in office may remove a trustee with or without cause. The shareholders may remove a trustee by a vote of two-thirds of the outstanding shares of the Trust at any meeting of shareholders called for the purpose of removing such trustee.

The Board of Trustees elects or appoints the Trust's officers. The president, any vice president, treasurer and secretary serves until the election and qualification of his or her successor, or until he or she dies, resigns, or is removed or disqualified. Each other officer shall serve at the pleasure of the Board of Trustees. The Board of Trustees may remove any officer at any time, with or without cause, by the vote of a majority of the trustees then in office.

The names and ages of the trustees and officers, the position each holds with the Trust, the date each was first elected to office, their principal business occupations during the last five years and other directorships held are shown below.

Name and Age at September 30, 2010, Position(s) Held with the Trust, Date First Elected or Appointed to Office
  Principal Occupations During the Past 5 Years. Other Directorships Held by Trustee, if any.

Trustees who are "interested persons"*

Peter S. Voss, 63, Trustee, 1995
Retired since 2007; Chairman and Chief Executive Officer, IXIS Asset Management Group; Chairman, President and Chief Executive Officer, IXIS Asset Management US Corporation (investment management); Chairman, IXIS Asset Management US, LLC; Member of the Supervisory Board, IXIS Asset Management; Director, Harris Associates, Inc. ("HAI"), prior thereto.

Kristi L. Rowsell, 44, Trustee and President, 2010
Director, HAI; President (as of 2010), Chief Financial Officer and Treasurer, HAI, HALP and HASLP.

*  Through October 31, 2010 Mr. Voss is a trustee who is deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940, because he was a director of HAI, the general partner and manager of HALP, the investment adviser to the Funds. Mrs. Rowsell is a trustee who is deemed to be an "interested person" of the Trust because she is the President, Chief Financial Officer and Treasurer of HAI, HALP and HASLP.

Trustees who are not "interested persons"

Gary N. Wilner, M.D., 70, Trustee and Chairman of the Board of Trustees, 1993
Retired since 2004; Senior Attending Physician, Evanston Hospital; Medical Director of Cardiopulmonary Wellness Program, Evanston Hospital Corporation, prior thereto.

Michael J. Friduss, 67, Trustee, 1995
Principal, MJ Friduss & Associates (telecommunications consultants).

THE OAKMARK FUNDS

Trustees and Officers cont.

Thomas H. Hayden, 59, Trustee, 1995
Lecturer, Department of Integrated Marketing Communications, Medill Northwestern University, since July 2006; President and Chief Strategy Officer, Greenhouse Communications (advertising agency) from 2004 to 2006; Executive Vice President, Campbell Mithun (advertising and marketing communication agency), prior thereto.

Christine M. Maki, 49, Trustee, 1995
Senior Vice President–Tax, RR Donnelley & Sons Company, since August 2008; Senior Vice President–Tax, Global Hyatt Corporation (hotel management) from 1995 to 2008.

Allan J. Reich, 62, Trustee, 1993
Partner, Seyfarth Shaw LLP (law firm).

Steven S. Rogers, 53, Trustee, 2006
Clinical Professor of Finance & Management, Kellogg Graduate School of Management, Northwestern University; Entrepreneur-in-Residence, Ewing Marion Kauffman Foundation. Director, SC Johnson Wax (manufacturer of household cleaning, personal care and insecticide products), SuperValu, Inc. (supermarket retailer and food distributor), AMCORE Financial, Inc. (bank holding company), and W.S. Darley & Co. (fire fighting and emergency equipment manufacturers).

Burton W. Ruder, 66, Trustee, 1995
President, The Academy Financial Group (venture capital investment and transaction financing firm); Manager, Cedar Green Associates (real estate management firm); BWR Enterprises (investments).

Officers of the Trust

Henry R. Berghoef, 61, Vice President and Portfolio Manager (Oakmark Select Fund), 2000  Director of Domestic Research, HALP, since 2003; Portfolio Manager and Analyst, HALP; Vice President, HAI and HALP.

John N. Desmond, 49, Vice President, 2009
Chief Operating Officer, HAI, HALP and HASLP, since 2007; Vice President and Director for Nuveen Investments, 2005-2007; Director, Investment Operations and Business Manager for Scudder/Deutsche Asset Management, prior thereto.

Richard J. Gorman, 44, Vice President, Chief Compliance Officer and Assistant Secretary, 2006
Chief Compliance Officer of the Trust, since 2006; Senior Special Counsel, Investment Management Regulation, United States Securities and Exchange Commission, prior thereto.

Kevin G. Grant, 46, Vice President and Portfolio Manager (Oakmark Fund), 2000
Portfolio Manager and Analyst, HALP.

David G. Herro, 49, Vice President and Portfolio Manager (Oakmark Global Select Fund, Oakmark International Fund and Oakmark International Small Cap Fund), 1992
Chief Investment Officer of International Equity, HALP; Portfolio Manager and Analyst, HALP; Vice President, HAI and HALP.

John J. Kane, 39, Principal Financial Officer, 2010, and Treasurer, 2005
Director, Mutual Fund and Institutional Services; Manager, Mutual Fund and Institutional Services, HALP, 1999-2008.

THE OAKMARK FUNDS

Trustees and Officers cont.

Robert M. Levy, 60, Executive Vice President, 2004
Chairman, HAI; Chief Investment Officer of Domestic Equity, HALP; Portfolio Manager, HALP.

Clyde S. McGregor, 57, Vice President and Portfolio Manager (Oakmark Equity and Income Fund and Oakmark Global Fund), 1995
Portfolio Manager, HALP; Vice President, HAI and HALP.

William C. Nygren, 52, Vice President and Portfolio Manager (Oakmark Fund, Oakmark Select Fund and Oakmark Global Select Fund), 1996
Portfolio Manager and Analyst, HALP; Vice President, HAI and HALP.

John R. Raitt, 55, Vice President, 2010
Vice President, HAI and HALP, since 2010; President and Chief Executive Officer, HAI, HALP and HASLP, prior thereto.

Vineeta D. Raketich, 39, Vice President, 2003
Director, International Operations and Client Relations, HALP.

Janet L. Reali, 59, Vice President and Secretary, 2001
Vice President, General Counsel and Secretary, HAI, HALP and HASLP.

Edward A. Studzinski, 61, Vice President and Portfolio Manager (Oakmark Equity and Income Fund), 2000
Portfolio Manager and Analyst, HALP.

Robert A. Taylor, 38, Vice President and Portfolio Manager (Oakmark Global Fund), 2005
Director of International Research, since 2004; Portfolio Manager and Analyst, HALP; Vice President, HAI and HALP.

Andrew Tedeschi, 45, Assistant Treasurer, 2008
Employee of HALP, since 2007; Accounting Manager of Mutual Fund Financial Administration, Van Kampen Funds, Morgan Stanley; Assistant Treasurer, Henderson Global North America, prior thereto.

Christopher P. Wright, 36, Vice President, 2005
Director of Mutual Fund Operations, HALP, since 2004.

The business address of the officers and trustees is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602.

The Statement of Additional Information (SAI) contains further information about the trustees and is available without charge upon your request by calling 1-800-625-6275.

THE OAKMARK FUNDS

Oakmark Glossary

Book value – A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

Business value/Intrinsic value – The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

Growth investing – Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with less emphasis on the stock's current price than a value mutual fund would have.

M & A (Mergers & Acquisitions) – Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

Market capitalization (market cap or cap) – The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

Momentum investing – Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors typically do not consider a company's underlying value or fundamentals in their investment decisions.

Multiple – A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B or Price-to-Book Ratio – A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E or Price-to-Earnings Ratio – The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

Share repurchase – Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

Value investing – Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.

Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"x times earnings" (e.g. "12 times earnings") – Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.

THE OAKMARK FUNDS

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THE OAKMARK FUNDS

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THE OAKMARK FUNDS

THE OAKMARK FUNDS

Other Information

Investment Adviser

Harris Associates L.P.

Two North LaSalle Street

Chicago, Illinois 60602-3790

Transfer Agent

Boston Financial Data Services, Inc.

Quincy, Massachusetts

Legal Counsel

K&L Gates LLP

Chicago, Illinois

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP

Chicago, Illinois

Contact Us

Please call 1-800-OAKMARK

(1-800-625-6275)

or 617-483-8327

Website

oakmark.com

To obtain a prospectus, an application or periodic reports, access our web site at oakmark.com, or call 1-800-OAKMARK (1-800-625-6275) or (617) 483-8327.

The Funds will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the Funds' shareholders. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by the Funds' currently effective prospectus.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds, however, a shareholder may incur a 2% redemption fee on an exchange or redemption of shares redeemed within 90 days from any Fund other than Oakmark Equity and Income Fund.

1-800-OAKMARK

oakmark.com

The Oakmark Funds are distributed by Harris Associates Securities L.P., member FINRA. Date of first use: November 2010.

OAKMARK FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK FUND FROM ITS
INCEPTION (4/5/01) TO PRESENT (9/30/10) AS COMPARED TO THE
STANDARD & POOR'S 500 INDEX (UNAUDITED)

Average Annual Total Returns
(as of 9/30/10)

(Unaudited)	1-year	5-year	Since Inception (4/5/01)
Oakmark Fund (Class II)	11.37%	2.78%	4.10%
S&P 500 Index	10.16%	0.64%	1.83%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/09 was 1.44%.

The performance data quoted represents past performance. The above performance information does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

Harris Associates Securities L.P., member FINRA, November 2010

OAKMARK SELECT FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK SELECT FUND FROM ITS
INCEPTION (12/31/99) TO PRESENT (9/30/10) AS COMPARED TO THE
STANDARD & POOR'S 500 INDEX (UNAUDITED)

Average Annual Total Returns
(as of 9/30/10)

(Unaudited)	1-year	5-year	10-year	Since Inception (12/31/99)
Oakmark Select Fund (Class II)	12.99%	0.68%	5.61%	6.69%
S&P 500 Index	10.16%	0.64%	-0.43%	-0.53%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/09 was 1.28%.

The performance data quoted represents past performance. The above performance information does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

Harris Associates Securities L.P., member FINRA, November 2010

OAKMARK EQUITY AND INCOME FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK EQUITY AND INCOME
FUND FROM ITS INCEPTION (7/12/00) TO PRESENT (9/30/10) AS COMPARED TO
THE LIPPER BALANCED FUND INDEX (UNAUDITED)

Average Annual Total Returns
(as of 9/30/10)

(Unaudited)	1-year	5-year	10-year	Since Inception (7/12/00)
Oakmark Equity & Income Fund (Class II)	6.17%	4.65%	8.22%	8.69%
Lipper Balanced Fund Index	9.38%	3.05%	2.97%	2.89%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/09 was 1.18%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

Harris Associates Securities L.P., member FINRA, November 2010

OAKMARK GLOBAL FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL FUND
FROM ITS INCEPTION (10/10/01) TO PRESENT (9/30/10) AS COMPARED TO THE
MSCI WORLD INDEX (UNAUDITED)

Average Annual Total Returns
  (as of 9/30/10)

(Unaudited)	1-year	5-year	Since Inception (10/10/01)
Oakmark Global Fund (Class II)	8.02%	3.93%	11.57%
MSCI World Index	6.76%	1.30%	4.27%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/09 was 1.54%.

The performance data quoted represents past performance. The above performance information does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

Harris Associates Securities L.P., member FINRA, November 2010

OAKMARK INTERNATIONAL FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL FUND
FROM ITS INCEPTION (11/4/99) TO PRESENT (9/30/10) AS COMPARED TO THE
MSCI WORLD EX U.S. INDEX (UNAUDITED)

Average Annual Total Returns
(as of 9/30/10)

(Unaudited)	1-year	5-year	10-year	Since Inception (11/4/99)
Oakmark International Fund (Class II)	12.26%	5.45%	8.14%	8.46%
MSCI World ex U.S. Index	4.14%	2.42%	2.91%	2.68%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/09 was 1.32%.

The performance data quoted represents past performance. The above performance information does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

Harris Associates Securities L.P., member FINRA, November 2010

OAKMARK INTERNATIONAL
SMALL CAP FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (1/8/01) TO PRESENT (9/30/10) AS COMPARED TO THE MSCI WORLD EX U.S. SMALL CAP INDEX (UNAUDITED)

Average Annual Total Returns
(as of 9/30/10)

(Unaudited)	1-year	5-year	Since Inception (1/8/01)
Oakmark International Small Cap Fund (Class II)	14.30%	5.38%	12.09%
MSCI World ex U.S. Small Cap Index	10.86%	2.74%	9.00%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/09 was 1.71%.

The performance data quoted represents past performance. The above performance information does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

Harris Associates Securities L.P., member FINRA, November 2010

FUND EXPENSES

A shareholder of each Fund incurs two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including investment advisory fees, transfer agent fees, and other fund expenses. The examples below are intended to help shareholders understand the ongoing cost (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The following table provides information about actual account values and actual fund expenses for Class II of each Fund. The table shows the expenses a Class II shareholder would have paid on a $1,000 investment in each Fund from April 1, 2010 to September 30, 2010, as well as how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. Class II shareholders can estimate expenses incurred for the period by dividing their account value at September 30, 2010 by $1,000 and multiplying the result by the number in the Expenses Paid During Period row as shown below.

Shares of all Funds, other than Oakmark Equity & Income Fund, invested for 90 days or less may be charged a 2% redemption fee. Please consult the Funds' prospectus at oakmark.com for more information.

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$973.30	$990.70	$971.40	$978.00	$1,019.60	$1,037.60
Expenses Paid During Period*	$6.97	$7.09	$5.63	$7.74	$7.39	$8.89
Annualized Expense Ratio	1.41%	1.42%	1.14%	1.56%	1.46%	1.74%

* Expenses are equal to each Fund's annualized expense ratio for Class II, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses for Class II of each Fund based on actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the third line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, the total costs would have been higher.

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.00	$1,017.95	$1,019.35	$1,017.25	$1,017.75	$1,016.34
Expenses Paid During Period*	$7.13	$7.18	$5.77	$7.89	$7.39	$8.80
Annualized Expense Ratio	1.41%	1.42%	1.14%	1.56%	1.46%	1.74%

* Expenses are equal to each Fund's annualized expense ratio for Class II, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the one-half year period).

Item 2. Code of Ethics.

(a) Registrant has adopted a code of ethics (the “Code”) that applies to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.

(b) No disclosures are required by this Item 2(b).

(c) During the period covered by the report, no amendments were made to the provisions of the Code.

(d) During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e) Not applicable.

(f) A copy of the Code is filed as Exhibit (a)(1) to this Form N-CSR.  Copies of the Code will also be made available free of charge upon request, by writing or calling The Oakmark Funds, P.O. Box 8510, Boston, MA 02266-8510, 1-800-OAKMARK, (1-800-625-6275).

Item 3. Audit Committee Financial Expert.

Registrant’s board of trustees has determined that each of the following four members of the Registrant’s audit committee qualifies as an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR: Christine M. Maki, Allan J. Reich, Stephen S. Rogers and Gary N. Wilner, M.D.  Each of those members of Registrant’s audit committee is “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4. Principal Accountant Fees and Services.

Aggregate fees billed to the Registrant for professional services rendered by the Registrant’s principal accountant were as follows:

	Fiscal Year Ended September 30, 2010	Fiscal Year Ended September 30, 2009
Audit Fees(1)	$236,000	$230,000
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$37,320	$36,550
All Other Fees(4)	$0	$0

During its regularly scheduled periodic meetings, the Registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant.  The audit committee has authorized its chairman to exercise that authority in the intervals between meetings; and the chairman presents any such pre-approvals to the audit committee at its next regularly scheduled meeting.  Under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount for all such services provided constitutes no more than five percent of the total amount of revenues paid by the Registrant to its principal accountant during the fiscal year in which such services are provided; 2) such services were not recognized by management at the time of engagement as non-audit services; and 3) such services are promptly brought to the attention of the Registrant’s audit committee by management and approved prior to the completion of the audit by the audit committee or by one or more members of the audit committee who are members of the board of trustees to whom authority to grant such approvals has been delegated by the audit committee.

No audit-related, tax or non-audit services were approved by waiver pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(1)               “Audit Fees” include amounts for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)               “Audit-Related Fees” include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements.

(3)               “Tax Fees” include amounts for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, specifically distribution consultation.

(4)               “All Other Fees” include amounts for products and services provided by the principal accountant.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

The aggregate non-audit fees billed for the fiscal years ended September 30, 2010 and September 30, 2009 by the Registrant’s principal accountant for services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant were $0 and $0, respectively.

The audit committee of Registrant’s board of trustees has considered whether the provision of non-audit services that were rendered by Registrant’s principal accountant to Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report to shareholders filed under Item 1 of this Form.

(b) No disclosures are required by this Item 6(b).

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period covered by this report, no material changes were made to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that were adopted in fiscal year 2004.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in this report is recorded, processed, summarized, and reported within 90 days prior to the filing of this report, including ensuring that information required to be disclosed in this report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the time period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       Code of Ethics for Principal Executive Officer and Senior Financial Officers (as referenced in Item 2 above), attached hereto as Exhibit (a)(1).

(2)                  Certifications of Kristi L. Rowsell, Principal Executive Officer, and John J. Kane, Principal Financial Officer, pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii).

(3)                  Not applicable.

(b)                                 Certification of Kristi L. Rowsell, Principal Executive Officer, and John J. Kane, Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harris Associates Investment Trust

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer
Date:	November 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer
Date:	November 24, 2010

By:	/s/ John J. Kane
John J. Kane
Principal Financial Officer
Date:	November 24, 2010